                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

[ ]   Filed by the registrant
[ ]   Filed by a party other than the
      registrant
      Check the appropriate box:
[ ]   Preliminary Proxy Statement             [ ] Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Shaman Pharmaceuticals, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transactions applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      [ ]   Fee paid previously with preliminary materials:

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      [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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
                          SHAMAN PHARMACEUTICALS, INC.
                              213 EAST GRAND AVENUE
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders ("Special Meeting") of Shaman Pharmaceuticals, Inc. (the "Company"), which will be held at 9:00 A.M. Pacific Time on Monday, February 1, 1999 at The Embassy Suites, 250 Gateway Boulevard, South San Francisco, California 94080.

         At the Special Meeting, you will be asked to consider and vote upon the following proposals:

         (i) to approve an amendment and restatement to the Company's Amended and Restated Certificate of Incorporation to (a) increase the number of authorized shares of the Company's Common Stock thereunder from 40,000,000 shares to 70,000,000 shares and (b) increase the number of authorized shares of the Company's Preferred Stock by 1,000,000 shares, from 1,000,000 shares to 2,000,000 shares.


         (ii) to approve an amendment to the Company's 1992 Stock Option Plan (the "Plan") to (a) increase the maximum number of shares of the Company's Common Stock authorized for issuance under the Plan by an additional 2,000,000 shares and (b) change the limitation on the maximum number of shares of Common Stock for which any one individual may be granted stock options and separately-exercisable stock appreciation rights under the Plan from 750,000 shares over the term of the Plan to 2,500,000 shares per calendar year, beginning with the 1998 calendar year;

         (iii) to approve the stock option grant for 1,500,000 shares of the Company's Common Stock made under the Plan to Lisa A. Conte, the Company's President and Chief Executive Officer, on September 18, 1998 with an exercise price of $1.281 per share; and


         (iv) to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope as soon as possible. If you attend the Special Meeting and vote by ballot, your proxy will be automatically revoked and only your vote at the Special Meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE SPECIAL MEETING AND VOTE IN PERSON.

         After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

         We look forward to seeing you at the Special Meeting.

                                       Sincerely,


                                       Lisa A. Conte
                                       President and Chief Executive Officer

December 31, 1998


                                    IMPORTANT

          PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT, IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, YOUR SHARES MAY BE VOTED.

                          SHAMAN PHARMACEUTICALS, INC.

              -----------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 1, 1999
              -----------------------------------------------------


TO THE STOCKHOLDERS OF SHAMAN PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders ("Special Meeting") of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at 9:00 A.M. Pacific Time on Monday, February 1, 1999 at The Embassy Suites, 250 Gateway Boulevard, South San Francisco, California 94080, for the following purposes:

         1. to approve an amendment and restatement to the Company's Amended and Restated Certificate of Incorporation to (a) increase the number of authorized shares of the Company's Common Stock thereunder from 40,000,000 shares to 70,000,000 shares and (b) increase the number of authorized shares of the Company's Preferred Stock by 1,000,000 shares, from 1,000,000 shares to 2,000,000 shares;


         2. to approve an amendment to the Company's 1992 Stock Option Plan (the "Plan") to (a) increase the maximum number of shares of the Company's Common Stock authorized for issuance under the Plan by an additional 2,000,000 shares and (b) change the limitation on the maximum number of shares of Common Stock for which any one individual may be granted stock options and separately-exercisable stock appreciation rights under the Plan from 750,000 shares over the term of the Plan to 2,500,000 shares per calendar year; beginning with the 1998 calendar year;


         3. to approve the stock option grant for 1,500,000 shares of the Company's Common Stock made under the Plan to Lisa A. Conte, the Company's President and Chief Executive Officer on September 18, 1998 with an exercise price of $1.281 per share; and

         4. to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The record date for determining those stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof is December 18, 1998. The stock transfer books will not be closed between the record date and the date of the Special Meeting. A list of the stockholders entitled to vote at the Special Meeting will be available for inspection at the Company's offices, 213 East Grand Avenue, South San Francisco, California 94080, for a period of ten days prior to the Special Meeting.

         All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Special Meeting, and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Special Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Special Meeting.

                                       Sincerely,

                                       Lisa A. Conte
                                       President and Chief Executive Officer

South San Francisco, California

December 31, 1998


YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                          SHAMAN PHARMACEUTICALS, INC.
                              213 East Grand Avenue
                      South San Francisco, California 94080

                  --------------------------------------------
                                 PROXY STATEMENT
                  --------------------------------------------

                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 1, 1999


                      GENERAL INFORMATION FOR STOCKHOLDERS



            THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF SHAMAN PHARMACEUTICALS, INC., A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS (THE "SPECIAL MEETING") TO BE HELD AT 9:00 A.M. PACIFIC TIME ON MONDAY, FEBRUARY 1, 1999, AT THE EMBASSY SUITES, 250 GATEWAY BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080, AND AT ANY ADJOURNMENT THEREOF.

         This Proxy Statement and the accompanying form of Proxy are to be first mailed to the stockholders entitled to vote at the Special Meeting on or about January 4, 1999.


RECORD DATE AND VOTING

         The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. Stockholders of record at the close of business on December 18, 1998 are entitled to notice of, and to vote at, the Special Meeting. As of the close of business on such date, there were 29,793,278 shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), outstanding and entitled to vote, held by stockholders of record. In addition, 400,000 shares of the Company's Series A Preferred Stock were outstanding and entitled to vote, and held by one stockholder of record 115,958 shares of Series C Preferred Stock were outstanding and entitled to vote and held by 21 stockholders, 4,784 shares of Series D Preferred Stock were outstanding and entitled to vote and held by 6 stockholders of record (all of the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred stock is herein referred to cumulatively as the "Preferred Stock"). Each holder of Common Stock as of the record date is entitled to one vote for each share of Common Stock held by such stockholder as of the record date. Each stockholder holding Preferred Stock as of the record date is also entitled to one vote for each share of Common Stock into which such Preferred Stock is convertible as of the record date. As of the record date, one share of Series A Preferred Stock was convertible into one share of Common Stock, one share of Series C Preferred Stock was convertible into six shares of Common Stock and one share of Series D Preferred Stock was convertible into one share of Common Stock.


         All matters submitted for stockholder approval at this Special Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on such matters. If a choice as to the matters coming before the Special Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no contrary instructions are given, the shares will be voted IN FAVOR OF the approval of all proposals described in the accompanying Notice of Special Meeting and in this Proxy Statement. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Special Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 213 East Grand Avenue, South San Francisco, California 94080 or by telephone at
(650) 952-7070. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by January 15, 1999.


REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise by filing with the Secretary of the Company at its principal executive offices at 213 East Grand Avenue, South San Francisco, California 94080, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Special Meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice of Special Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company has engaged Corporate Investor Communications, Inc. ("CIC") to provide routine advice and services for Proxy solicitation. CIC will receive approximately $6,500 from the Company for such advice and services, plus reimbursement of costs incurred in forwarding the solicitation materials to the beneficial owners of Common Stock and Series C Preferred Stock. To assure that a quorum will be present in person or by proxy at the Special Meeting, it may be necessary for CIC, certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. Except with respect to CIC, the Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.


                                    IMPORTANT

         PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PREPAID, RETURN ENVELOPE AS SOON AS POSSIBLE SO THAT, IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, YOUR SHARES MAY BE VOTED.

                 MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

                                  PROPOSAL ONE

                            AMENDMENT AND RESTATEMENT
              OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION



         The present capital structure of the Company authorizes 40,000,000 shares of Common Stock, par value $0.001, 1,000,000 shares of undesignated preferred stock, par value $0.001 ("Undesignated Preferred Stock"). In addition, 400,000 shares are designated as Series A Preferred Stock, all of which are issued and outstanding, 200,000 shares are designated as Series C Preferred Stock, 115,958 of which are issued and outstanding and 6,285 shares are designated as Series D Preferred Stock, 4,784 of which are issued and outstanding. The Board believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board has unanimously approved the amendment and restatement of the Company's Restated Certificate of Incorporation to (i) increase the number of shares of Common Stock authorized for issuance by Article IV of the Restated Certificate of Incorporation by 30,000,000 shares from 40,000,000 shares to 70,000,000 shares and (ii) increase the number of shares of Preferred Stock authorized for issuance by Article IV of the Restated Certificate of Incorporation by 1,000,000 shares, from 1,000,000 shares to 2,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends that the Company's stockholders approve such amendment and restatement. The Undesignated Preferred Stock may be issued from time to time in one or more series with such rights, preferences and privileges, including dividend rates, conversion and redemption prices, and voting rights, as may be determined by the Board. On December 18, 1998, 29,793,278 shares of Common Stock were outstanding. On December 18, 1998, assuming the conversion of the outstanding shares of the Company's Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and exercise of all outstanding warrants and options, approximately 49,230,493 shares of Common Stock would be outstanding on a fully diluted basis. The 49,230,493 shares of Common Stock outstanding on a fully diluted basis includes 6,626,217 shares of Common Stock issuable upon conversion of Series C Preferred Stock, which conversion may not occur before May 31, 1999, and 3,890,740 shares of Common Stock issuable upon exercise of the Company's stock options, which shares will not be vested and therefore are not exercisable until on or after May 31, 1999.


PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

         The authorization of an additional 30,000,000 shares of Common Stock and Preferred Stock would give the Board the express authority, without further action of the stockholders, to issue such shares of Common Stock and Preferred Stock from time to time as the Board deems necessary. The Board believes it is necessary to have the ability to issue such additional shares of Common Stock and Preferred Stock for general corporate purposes. The time frame necessary to achieve market success for any individual product in the biotechnology industry is lengthy. Consequently, the Company will expend substantial funds on research and development, expanding manufacturing capacity, preclinical and clinical testing of its products and manufacturing and marketing of its products prior to commercialization. The Company plans to fund such development activities through several different means including equity financings. Other potential uses of the additional authorized shares of Common Stock and Preferred Stock may include acquisition transactions, stock dividends or distributions, and as such it is necessary to have sufficient Common Stock available for any future designation and issuance of preferred stock convertible into Common Stock. The additional Common Stock and Preferred Stock would be available for issuance by the Board without future action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or quotation system on which the Company's securities may then be listed.

         The proposed increase in the authorized number of shares of Common Stock and Preferred Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

         In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's capital stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected.

VOTE REQUIRED FOR STOCKHOLDER APPROVAL

         The affirmative vote of a majority of all shares of the Company's Common Stock, including all shares of Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock on an as converted basis, outstanding at the time of voting is required for approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of Shaman Pharmaceuticals, Inc. to (i) increase the number of authorized shares of Common Stock issuable thereunder by 30,000,000 shares, from 40,000,000 shares to 70,000,000 shares and (ii) increase the number of authorized shares of Preferred Stock issuable thereunder by 1,000,000 shares, from 1,000,000 shares to 2,000,000 shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                                  PROPOSAL TWO

                                   APPROVAL OF
                       AMENDMENT TO 1992 STOCK OPTION PLAN

INTRODUCTION

         The stockholders are being asked to vote on a proposal to approve an amendment to the Company's 1992 Stock Option Plan (the "Plan") which the Board adopted on September 18, 1998, subject to stockholder approval at the Special Meeting. The amendment will effect the following principal changes to the existing provisions of the Plan:

         (i) increase the maximum number of shares of the Company's Common Stock issuable over the term of the Plan by an additional 2,000,000 shares; and

         (ii) change the limitation on the maximum number of shares of Common Stock for which any one individual may be granted stock options and separately-exercisable stock appreciation rights under the Plan from 750,000 shares over the term of the Plan to 2,500,000 shares per calendar year, beginning with the 1998 calendar year.

         The proposed 2,000,000-share increase will assure that a sufficient reserve of Common Stock will be available under the Plan to attract and retain the services of employees essential to the Company's long-term growth and financial success. The proposed change to the limitation on the maximum number of shares for which any one individual may be granted stock options and separately-exercisable stock appreciation rights under the Plan will provide the Company with greater flexibility in structuring equity incentive awards for senior management while continuing to assure that any compensation deemed paid to the Company's executive officers in connection with their exercise of stock options or stock appreciation rights granted under the Plan or their disposition of the purchased shares will qualify as tax-deductible performance-based compensation under the federal tax laws and will not otherwise be subject to the $1 million limitation per covered individual on the tax deductibility of compensation paid to certain executive officers of the Company. Accordingly, stockholder approval of this Proposal will assure that any compensation deemed paid to Lisa A. Conte, the Company's President and Chief Executive Officer, in connection with the subsequent exercise of the stock option grants made to her during the 1998 calendar year in excess of the prior 750,000-share limit, namely
(i) the issuance of options for 545,000 shares with an exercise price of $1.281 in cancellation of higher-priced options for the same number of shares and (ii) a new option grant for 1,500,000 shares with an exercise price of $1.281 per share, will continue to qualify as performance-based compensation under the federal tax laws.

         The principal terms and provisions of the Plan as modified by the most recent amendment are summarized below. The summary is not, however, intended to be a complete description of all the terms of the Plan. A copy of the actual plan document will be furnished without charge to any stockholder upon written request to the attention of the Company's Investor Relations Department at 213 East Grand Avenue, South San Francisco, CA 94080.

DESCRIPTION OF THE PLAN

         Structure. The Plan is divided into two separate equity incentive programs: (i) a Discretionary Option Grant Program under which key employees, non-employee Board members and consultants may be granted options to purchase shares of Common Stock at a fixed price per share and (ii) an Automatic Option Grant Program under which eligible non-employee Board members will automatically receive option grants at designated intervals over their period of Board service.

         Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be non-statutory options.

         Administration. The Discretionary Option Grant Program is administered by the Compensation Committee of the Board (the "Compensation Committee" or the "Plan Administrator"). Compensation Committee members are appointed by the Board and may be removed by the Board at any time.

         The Compensation Committee as Plan Administrator has full authority, subject to the provisions of the Plan, to determine the eligible individuals who are to receive option grants and/or stock appreciation rights under the Discretionary Option Grant Program, the type of option (incentive stock option or non-statutory stock option) or stock appreciation right (tandem or limited) to be granted, the number of shares to be covered by each granted option or right, the date or dates on which the option or right is to become exercisable and the maximum term for which the option or right is to remain outstanding.

         All grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program, and no administrative discretion will be exercised by the Plan Administrator.

         Eligibility. Key employees (including officers), non-employee Board members, and consultants in the service of the Company are eligible to receive option grants under the Discretionary Option Grant Program. Non-employee Board members are also eligible to participate in the Automatic Option Grant Program.


         As of November 30, 1998 approximately 90 employees (including nine (9) executive officers) and five (5) non-employee Board members were eligible to participate in the Discretionary Option Grant Program, and the five (5) non-employee Board members were also eligible to participate in the Automatic Option Grant Program.


         Securities Subject to the Plan. The maximum number of shares of Common Stock issuable over the term of the Plan may not exceed 6,216,660 shares, including the 2,000,000-share increase for which stockholder approval is sought under this Proposal. The issuable shares may be made available either from the authorized but unissued shares of Common Stock or from shares of Common Stock repurchased by the Company, including shares purchased on the open market.

         As of November 30, 1998, approximately 542,923 shares of Common Stock had been issued under the Plan, 4,478,627 shares of Common Stock were subject to outstanding options and 1,195,110 shares of Common Stock were available for future option grants, taking into account the 2,000,000-share increase for which stockholder approval is sought under this Proposal.

         Upon stockholder approval of this Proposal, the limitation on the maximum number of shares of Common Stock for which any one individual participating in the Plan be granted stock options or separately exercisable stock appreciation rights will be increased to 2,500,000 shares of Common Stock per calendar year, beginning with the 1998 calendar year. Previously, such limit was set at 750,000 shares over the term of the Plan. The new 2,500,000-share limitation will be subject to adjustment from time to time in the event of certain changes to the Company's capital structure.

         Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions described in the "Discretionary Option Grant Program--Cancellation and Regrant of Options" section below), the shares subject to the portion of the option not so exercised will be available for subsequent grant under the Plan. In addition, unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Plan. However, shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the Plan will not be available for subsequent grants.

DISCRETIONARY OPTION GRANT PROGRAM

         Price and Exercisability. The option exercise price per share for incentive stock option grants may not be less than the fair market value of the Common Stock on the grant date. The exercise price per share for non-statutory option grants may be less than, equal to or greater than such fair market value. Options granted under the Discretionary Option Grant Program may either become exercisable in periodic installments over the optionee's period of service or may be immediately exercisable for all of the option shares, with such shares subject to repurchase by the Company, at the exercise price paid per share, in the event the optionee leaves the Company's service prior to vesting in those shares. No granted option will have a term in excess of 10 years.

         The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Plan Administrator may also assist any optionee (including an officer) in the exercise of his or her outstanding options by (a) authorizing a Company loan to the optionee or (b) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares, plus any federal or state income or employment taxes incurred in connection with the purchase.

         Valuation. For purposes of establishing the exercise price and for all other valuation purposes under the Plan, the fair market value per share of Common Stock on any relevant date will be deemed equal to the closing selling price per share on that date, as such price is reported on the Nasdaq National Market. The closing price of the Common Stock on November 30, 1998 was $2.66 per share.

         Termination of Service. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the limited post-service period designated by the Plan Administrator at the time of the option grant. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of service. The optionee will be deemed to continue in service for so long as such individual performs services for the Company (or any parent or subsidiary corporation), whether as an employee, a non-employee member of the Board or an independent consultant or advisor.

         The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         Stockholder Rights. No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

         Repurchase Rights. The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares. The Plan Administrator has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the cancelled rights.

         Acceleration of Options. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):


                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

                  (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;


each outstanding option will automatically accelerate so that each option will, immediately prior to the specified effective date for a Corporate Transaction, become exercisable for the total number of shares of Common Stock at that time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. However, an outstanding option will not so accelerate if and to the extent: (1) the option is to be assumed by the successor corporation (or its parent corporation) in such Corporate Transaction or (2) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

         Immediately following the consummation of a Corporate Transaction, all outstanding options under the Plan will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

         The Company's outstanding repurchase rights under the Plan will also terminate, and the shares subject to such repurchase rights will become fully vested, upon a Corporate Transaction, except to the extent (i) one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase rights are issued.

         The Plan Administrator will have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event of a Change in Control (as described below) so that each such option will, immediately prior to such Change in Control, become exercisable for all the shares of Common Stock at that time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares. The Plan Administrator will also have complete discretion in establishing the specific terms and conditions upon which one or more of the Company's outstanding repurchase rights under the Plan are to terminate in connection with a Change in Control.

         For all purposes under the Plan, a "Change in Control" will be deemed to occur if:

                  (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

                  (ii) the composition of the Board changes over a period of 24 consecutive months or less such that a majority of the Board members cease, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

         Upon a Change in Control, all outstanding options will remain exercisable until the expiration or sooner termination of the option term specified in the instrument evidencing the option.

         The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

         Cancellation and Regrant of Options. The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the Plan and to grant in substitution therefor new options covering the same or different numbers of shares of Common Stock but with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

         On September 18, 1998, the Plan Administrator implemented an option cancellation/regrant program for all employees of the Company, including the Company's executive officers. Pursuant to that program, each such employee was given the opportunity to surrender his or her outstanding options under the Plan with exercise prices in excess of $1.281 per share in return for a new option grant for the same number of shares but with an exercise price of $1.281 per share, the closing selling price per share of Common Stock as reported on the Nasdaq National Market on the September 18, 1998 grant date of the new option. Options for a total of 1,908,648 shares with a weighted average exercise price of $5.213 per share were surrendered for cancellation, and new options for the same number of shares were granted with the $1.281 per share exercise price. To the extent the higher-priced option was exercisable for any option shares on the September 18, 1998 cancellation date, the new option granted in replacement of that option will become exercisable for those shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of service over the one (1) year period measured from the September 18, 1998 grant date. The option will become exercisable for the remaining option shares in one or more installments over the optionee's period of continued service, with each such installment to vest on the same vesting date in effect for that installment under the cancelled higher-priced option.

         On October 20, 1998, the Plan Administrator implemented an option cancellation/regrant program for the non-employee Board members and independent consultants holding options under the Plan. Pursuant to the October program, each such individual was given the opportunity to surrender his or her outstanding options under the Plan with exercise prices in excess of $1.4375 per share in return for a new option grant for the same number of shares but with an exercise price of $1.4375 per share, the closing selling price per share of Common Stock as reported on the Nasdaq National Market on the October 20, 1998 grant date of the new option. Options for a total of 586,470 shares with a weighted average exercise price of $6.1088 per share were surrendered for cancellation, and new options for the same number of shares were granted with the $1.4375 per share exercise price. To the extent the higher-priced option was exercisable for any option shares on the October 20, 1998 cancellation date, the new option granted in replacement of that option will become exercisable for those shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of service over the one (1) year period measured from the October 20, 1998 grant date. The option will become exercisable for the remaining option shares in one or more installments over the optionee's period of continued service, with each such installment to vest on the same vesting date in effect for that installment under the cancelled higher-priced option.

         Stock Appreciation Rights. The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

                  Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                  Limited stock appreciation rights may be provided to one or more officers of the Company as part of their option grants. Any option with such a limited stock appreciation right will automatically be cancelled upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities. In return for the cancelled option, the officer will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

         Outstanding stock appreciation rights granted before January 26, 1993 to certain officers and directors of the Company under the Predecessor Plan and incorporated into the Plan allow such individuals to surrender the underlying options to the Company for a cash distribution, calculated in the manner indicated above, in the event a hostile tender offer for 25% or more of the Company's outstanding voting securities is successfully completed or a change in the majority of the Board of Directors is effected through one or more proxy contests.

AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, each non-employee Board member will automatically be granted, upon his or her initial election or appointment to the Board, a stock option to purchase 20,000 shares of Common Stock, provided such individual has not previously been in the Company's employ. In addition, on the date of each Annual Stockholders' Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted a stock option to purchase that number of shares of Common Stock determined by dividing $50,000 by the average closing selling price of the Common Stock for the 30 trading days immediately preceding the date of such Annual Meeting, but in no event shall the number of shares of Common Stock subject to such grant be more than 7,500 shares nor fewer than 5,000 shares. However, no non-employee Board member will be eligible to receive such an annual grant unless he or she has served on the Board for at least six months. Stockholder approval of this Proposal will also constitute pre-approval of each option granted after the date of this Special Meeting pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with those provisions.

         The option exercise price per share for each automatic grant will be equal to the fair market value per share of Common Stock on the grant date and will be payable in cash or shares of Common Stock. The options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares.

         Each automatic option grant will have a maximum term of 10 years and will become exercisable for the option shares in a series of 24 successive equal monthly installments over the optionee's period of continued Board service, measured from the grant date. However, the option will become immediately exercisable for all of the option shares upon a Corporate Transaction or Change in Control. Each automatic option grant will be automatically cancelled upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities. In return, the optionee will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share. Stockholder approval of this Proposal will constitute approval of each option granted with such an automatic cancellation provision after the date of this Special Meeting and the subsequent cancellation of that option in accordance with such provision. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option cancellation and cash distribution.

         All automatic option grants held by the non-employee Board member at the time of his or her cessation of Board service will remain exercisable for a period of six months for any or all shares for which those options are exercisable at the time of such cessation of Board service. However, should the optionee die while holding one or more options, then those options will remain exercisable for a 12-month period following the date of the optionee's death and may be exercised, for any or all shares for which those options are exercisable at the time of the optionee's cessation of Board service, by the personal representative of the optionee's estate or by the persons to whom the options are transferred by the optionee's will or by the laws of inheritance. In no event may any such option be exercised after the expiration date of the 10-year option term.

GENERAL PROVISIONS

         Amendment and Termination of the Plan. The Board may amend or modify the Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of outstanding option holders without their consent. In addition, certain amendments may require stockholder approval pursuant to applicable law or regulation.

         The Board may terminate the Plan at any time, and the Plan will in all events terminate not later than December 31, 2002. Any options outstanding at the time of such plan termination will continue to remain outstanding and exercisable in accordance with the terms and provisions of the instruments evidencing those grants.

The Plan will, however, automatically terminate on the date all shares available for issuance are issued as vested shares or cancelled pursuant to the exercise, surrender or cash-out of outstanding options under the Plan.

         Tax Withholding. The Compensation Committee may, in its discretion and upon such terms and conditions as it may deem appropriate, provide one or more option holders under the Discretionary Option Grant Program with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of their options, a portion of those shares with an aggregate fair market value equal to the designated percentage (up to 100% as specified by the option holder) of the federal, state and local income tax liability and federal employment tax liability incurred by such option holder in connection with the exercise of such option. Any election so made will be subject to the approval of the Compensation Committee, and no shares will actually be withheld in satisfaction of such taxes except to the extent approved by the Compensation Committee. One or more option holders may also be granted the alternative right, subject to Committee approval, to deliver previously-issued shares of Common Stock in satisfaction of such tax liability.

         Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and price per share in effect under each outstanding option, (iii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Plan per calendar year and (iv) the number and/or class of securities for which automatic option grants are subsequently to be made to each newly-elected or continuing non-employee Board member.

         Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued, in connection with such Corporate Transaction, to the holder of such option had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share and to the number and class of securities subsequently available for issuance under the Plan on both an aggregate and per participant basis.

         Option grants under the Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         Excess Grants. The Plan permits the grant of options to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan. Any options so granted cannot be exercised prior to stockholder approval of an amendment sufficiently increasing the number of shares available for issuance under the Plan.

OPTION GRANTS


         The table below shows, as to each of the executive officers named in the Summary Compensation Table below and the various other indicated persons and groups, the following information with respect to stock option grants effected during the period from January 1, 1997 through November 30, 1998: (i) the number of shares of Common Stock subject to options granted under the Plan during that period; and (ii) the weighted average exercise price payable per share under such options. The number of shares and weighted average exercise price calculations include all options which were granted during the indicated period and subsequently cancelled and regranted at a lower exercise price per share on either September 18, 1998 or October 20, 1998.



------------------------------------------------------------------------------------------
                                                 OPTIONS GRANTED         WEIGHTED AVERAGE
             NAME AND POSITION                  (NUMBER OF SHARES)      EXERCISE PRICE ($)
------------------------------------------------------------------------------------------
Lisa A. Conte,
President and Chief Executive Officer                      2,340,000          $1.7518
------------------------------------------------------------------------------------------
Gerald M. Reaven, M.D.
Senior Vice President, Research                              215,000          $1.2810
------------------------------------------------------------------------------------------
Atul S. Khandwala, Ph.D.(1)
Senior Vice President, Development and
Chief Regulatory Officer                                      40,000          $1.4375
------------------------------------------------------------------------------------------
Steven R. King, Ph.D.
Senior Vice President, Ethnobotany and
Conservation                                                 148,810          $1.2810
------------------------------------------------------------------------------------------
Gina D. Morhun
Vice President, Human Resources                               80,000          $1.2810
------------------------------------------------------------------------------------------
All executive officers as a group (10
persons)                                                   3,538,810          $1.9812
------------------------------------------------------------------------------------------
All directors who are not executive
officers as a group (5 persons)                              629,064          $2.6342
------------------------------------------------------------------------------------------
All employees (90 persons) and consultants
as a group, excluding executive officers                   1,262,043          $2.4854
------------------------------------------------------------------------------------------


----------

         (1) The Company accepted the resignation of Dr. Khandwala effective October 2, 1998.


         The number of options granted on either September 18, 1998 or October 20, 1998 in cancellation of outstanding higher-priced options originally granted during the period January 1, 1997 to November 30, 1998 was as follows for each of the indicated individuals and groups: Ms. Conte, options for 295,000 shares; Dr. Reaven, options for 0 shares; Dr. Khandwala, options for 0 shares; Dr. King, options for 0 shares; Ms. Morhun, options for 0 shares; all executive officers as a group, 630,000 shares; all directors who are not executive officers as a group, 164,000 shares; and all employees (other than executive officers and directors) and consultants as a group, 401,500 shares.

         On November 7, 1998, the Company issued 747,206 shares of Common Stock in the aggregate to certain individuals in connection with the consulting services they rendered the Company. None of the shares were issued under the Plan. However, certain individuals eligible to participate in the Plan received a portion of the issued shares. G. Kirk Raab, Chairman of the Board of Directors, was issued 135,652 shares of Common Stock and Atul S. Khandwala, Ph.D., the Company's former Senior Vice President, Development and Chief Regulatory Officer, was issued 87,326 shares of Common Stock.

FEDERAL TAX CONSEQUENCES

         Options granted under the Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as described below.

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the purchased shares and the exercise price is generally included as alternative minimum taxable income for purposes of the alternative minimum tax. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (a) the fair market value of those shares on the exercise date over (b) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of Common Stock under a non-statutory option. These special provisions may be summarized as follows:

                  (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the Company's repurchase right lapses with respect to those shares over (b) the exercise price paid for the shares.

                  (ii) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of
         (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

         Deductibility of Executive Compensation. The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with an exercise price equal to the fair market value of the option shares will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

         Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

         Parachute Payments. If the exercisability of an option or stock appreciation right is accelerated as a result of a change of control, all or a portion of the value of the option or stock appreciation right at that time may be a parachute payment for purposes of the excess parachute provisions of the Internal Revenue Code. Those provisions generally provide that if parachute payments equal or exceed three times an employee's average compensation for the five tax years preceding the change of control, the Company loses its deduction and the recipient is subject to a 20% excise tax for the amount of the parachute payments in excess of one times such average compensation.

         Note Forgiveness. If any promissory note delivered in payment of shares acquired under the Plan is forgiven in whole or in part, the amount of such forgiveness will be reportable by the participant as ordinary compensation income. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the participant in connection with the acquisition of the shares and any note forgiveness. The deduction will be allowed for the taxable year of the Company in which the ordinary income is recognized by the participant.

ACCOUNTING TREATMENT

         Option grants or stock issuances to employees and members of the Board of Directors with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in compensation expense to the Company's earnings equal to the excess of the fair market value of the shares on the grant or issue date over the exercise or issue price. Such charge will be expensed by the Company over the period benefited (usually the vesting period of the option). Option grants or stock issuances with exercise or issue prices not less than the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma disclosures in the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Option grants or stock issuances to non-employees result in compensation expense to the Company's earnings equal to the fair value of the options or shares granted as of the grant or issue date. Such charge is also expensed over the period benefited (usually the vesting period for options).

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

NEW PLAN BENEFITS

         Lisa A. Conte, the Company's Chief Executive Officer, has received the following stock option grants during the 1998 calendar year which will not become exercisable in whole or in part unless the stockholders approve both this Proposal and Proposal Three:


         (i) Options for 545,000 shares of Common Stock with an exercise price of $1.281 per share which were granted on September 18, 1998 in cancellation of outstanding stock options for the same number of shares but with exercise prices per share in excess of $1.281. Subject to the requisite stockholder approval, the new options will become exercisable as follows: to the extent the cancelled options were exercisable for vested shares of Common Stock on the September 18, 1998 regrant date, the new options will become exercisable for those shares in a series of twelve (12) successive equal monthly installments upon Ms. Conte's completion of each month of service over the twelve (12)-month period measured from the September 18, 1998 regrant date. To the extent the cancelled options were not exercisable for vested shares on the September 18, 1998 regrant date, the new options will become exercisable for those shares in a series of installments over Ms. Conte's continued service with the Company. Each such installment will continue to become exercisable on the same date that installment was scheduled to become exercisable under the cancelled option.

         (ii) Options for an additional 1,500,000 shares with an exercise price of $1.281 per share. These options will become exercisable for 187,500 shares upon Ms. Conte's continuation in service through March 17, 1999, and the balance of the option shares will become exercisable in a series of forty-two (42) successive equal monthly installments upon her completion of each additional month of service thereafter. For further information concerning this option grant, please see Proposal Three.

         No other stock option grants have been made to date under the Plan on the basis of either the proposed 2,000,000-share increase or the proposed change in the limitation on the maximum number of shares of Common Stock for which any one individual may be granted stock options and separately-exercisable stock appreciation rights. However, on the date of the 1999 Annual Meeting, each of the non-employee Board members will receive the automatic option grant for the number of shares of Common Stock determined as described above (not to exceed 7,500 shares) at an exercise price equal to the fair market value per share of Common Stock on that date.

STOCKHOLDER VOTE

         The affirmative vote of a majority of the shares present or represented by proxy at the Special Meeting, as determined on as-converted basis for the Preferred Stock, and entitled to vote is required for approval of this Proposal Two. As previously indicated, each share of Series A and Series D Preferred Stock will be entitled to one vote for each share of Common Stock into which that Series A and Series D Preferred Stock is convertible and each share of Series C Preferred Stock will be entitled to six votes for each share of Common Stock into which that Series C Preferred Stock is convertible.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Plan as described in this Proposal Two. If such stockholder approval is not obtained, then any options granted on the basis of the 2,000,000-share increase which forms part of this Proposal will terminate without becoming exercisable for any of the shares of Common Stock subject to those options and no further option grants will be made on the basis of the 2,000,000-share increase. However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan in effect prior to the amendment summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued. In addition, if the stockholders do not approve both this Proposal Two and Proposal Three, the 1,500,000-share option grant made to Lisa A. Conte on September 18, 1998 will be cancelled. The maximum number of shares for which Ms. Conte and any other participant may be granted stock options and stock appreciation rights under the Plan will be limited to 750,000 shares per individual over the term of the Plan, and any option grants in excess of that limitation will also be cancelled, if this Proposal Two is not approved.

         The Board believes that the amendment to the Plan is essential to the Company's efforts in attracting and retaining the services of highly qualified individuals who can contribute significantly to the Company's financial success. ACCORDINGLY, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT TO THE PLAN.

                                 PROPOSAL THREE

                                   APPROVAL OF
                SEPTEMBER 18, 1998 OPTION GRANT TO LISA A. CONTE


         The stockholders are being asked to vote on a proposal to approve the stock option grant which was made to Lisa A. Conte, the Company's President and Chief Executive Officer, under the Company's 1992 Stock Option Plan (the "Plan") on September 18, 1998.

MATERIAL TERMS OF THE OPTION

         The material terms and conditions of that option grant may be summarized as follows:

                  (i) The option is for 1,500,000 shares of the Company's Common Stock and has an exercise price of $1.281 per share, the closing selling price per share of the Common Stock on the September 18, 1998 grant date, as reported on the Nasdaq National Market. On November 30, 1998, the closing selling price per share on the Nasdaq National Market was $2.688.

                  (ii) The option will become exercisable for the option shares over Ms. Conte's period of continued service with the Company as follows: the option will become exercisable for 187,500 shares upon her continuation in service through March 17, 1999 and will become exercisable for the balance of the option shares in a series of forty-two (42) successive equal monthly installments upon her completion of each additional month of service thereafter.


                  (iii) The option has a maximum term of ten (10) years measured from the September 18, 1998 grant date, subject to earlier termination upon Ms. Conte's cessation of service. If her service terminates for any reason other than death or disability, then Ms. Conte will only have a three (3)-month period following her termination date in which to exercise the option for any shares for which the option is exercisable at the time of her termination. Should Ms. Conte die or become disabled while the option is outstanding, then she or the legal representatives of her estate will have a thirty-six (36) month period in which to exercise the option for any shares for which the option is exercisable at the time of her cessation of service.


                  (iv) The exercise price may be paid in cash or in shares of Common Stock. The option may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm effects the immediate sale of the shares purchased under the option and pays over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Plan Administrator may also assist Ms. Conte in the exercise of her option by (a) authorizing a Company loan to her or (b) permitting her to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to Ms. Conte exceed the aggregate exercise price payable for the purchased shares, plus any federal or state income or employment taxes incurred in connection with the purchase.

                  (v) In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):

                           (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

                           (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or

                           (c) a reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

                           The option will automatically accelerate immediately
prior to the specified effective date for a Corporate Transaction and become exercisable for all of the shares of Common Stock at that time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. However, the option will not so accelerate if and to the extent the option is to be assumed by the successor corporation (or its parent corporation) in such Corporate Transaction. Immediately following the consummation of a Corporate Transaction, the option will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

                  (vi) The option contains a limited stock appreciation right which will trigger the automatic cancellation of the option upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities. In return for the cancelled option, Ms. Conte will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the highest price per share of Common Stock paid in connection with the tender offer over (b) the exercise price payable for such share.

                  (vii) In the event any change is made to the Common Stock issuable under the option by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the number and/or class of securities subject to the option and the exercise price payable per share.

                  (viii) The remaining terms and conditions of Ms. Conte's option are substantially the same as those summarized in the "Discretionary Option Grant" section of Proposal Two above.

FEDERAL TAX CONSEQUENCES

         Part of the option granted to Ms. Conte is an incentive stock option which satisfies the requirements of Section 422 of the Internal Revenue Code, and the remainder of the option is a non-statutory option which is not intended to meet such requirements. The federal income tax treatment for the two types of options is described in the "Federal Tax Consequences" section in Proposal Two above.

STOCKHOLDER VOTE


         The affirmative vote of a majority of the shares present or represented by proxy at the Special Meeting, as determined on as-converted basis for the Preferred Stock, and entitled to vote is required for approval of this Proposal Three. As previously indicated, each share of Series A and Series D Preferred Stock will be entitled to one vote for each share of Common Stock into which that Series A and Series D Preferred Stock is convertible and each share of Series C Preferred Stock will be entitled to six votes for each share of Common Stock into which that Series C Preferred Stock is convertible.


RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends that the stockholders vote FOR the approval of the 1,500,000-share option grant made to Ms. Conte on September 18, 1998. If such stockholder approval is not obtained, then the option will terminate without ever becoming exercisable for any of the option shares.

         The Board believes that the September 18, 1998 option grant to Ms. Conte is essential to the Company's efforts in retaining her services which are critical to the Company's long-term growth and financial success. ACCORDINGLY, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE 1,500,000-SHARE OPTION GRANT MADE TO MS. CONTE ON SEPTEMBER 18, 1998.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         Certain information about the Company's executive officers, as of November 30, 1998, is set forth below:


                        NAME                                 AGE                            POSITION
                        ----                                 ---                            --------
Lisa A. Conte....................................             39          President, Chief Executive Officer and
                                                                          Director

Steven R. King, Ph.D. ...........................             41          Senior Vice President, Ethnobotany and
                                                                          Conservation

James E. Pennington, M.D. .......................             55          Senior Vice President, Clinical Research
                                                                          and Chief Medical Officer

Gerald M. Reaven, M.D. ..........................             70          Senior Vice President, Research

John W.S. Chow, Ph.D.............................             46          Vice President, Technical Operations

Stephanie C. Diaz................................             33          Vice President, Chief Financial Officer

J.D. Haldeman....................................             33          Vice President, Commercial Development

Gina D. Morhun...................................             32          Vice President, Human Resources

Laurie Peltier ..................................             47          Vice President, Project Coordination

G. Kirk Raab.....................................             63          Chairman of the Board of Directors

Adrian D.P. Bellamy..............................             56          Director

Jeffrey Berg.....................................             51          Director

Herbert H. McDade, Jr. ..........................             71          Director

M. David Titus...................................             41          Director


         LISA A. CONTE founded the Company in May 1989 and currently serves as the Company's President, Chief Executive Officer and as a Director. Ms. Conte also served as the Company's Chief Financial Officer from January 1997 to June 1998. From 1987 to 1989, Ms. Conte was Vice President at Technology Funding, Inc., a venture capital firm, where she was responsible for the analysis and management of healthcare industry investments. From 1985 to 1987, she conducted risk and strategy audits for venture capital portfolio companies at Strategic Decisions Group, a management consulting firm. Ms. Conte received an A.B. in Biochemistry from Dartmouth College, an M.S. in Physiology/Pharmacology from the University of California, San Diego and an M.B.A. from The Amos Tuck School, Dartmouth College.

         STEVEN R. KING, PH.D. joined Shaman in March 1990. He currently serves as Senior Vice President, Ethnobotany and Conservation and is responsible for coordinating the Company's Scientific Strategy Team. From 1989 to 1990, Dr. King was the chief botanist for Latin America at Arlington, Virginia's Nature Conservancy. He worked in 1988 as Research Associate for the Committee on Managing Global Genetic Resources at the National Academy of Sciences, and was a Doctoral Fellow from 1983 to 1988 at The New York Botanical Garden's Institute of Economic Botany. Dr. King received a B.A. in Human Ecology from the College of the Atlantic and M.S. and Ph.D. degrees in Biology from City University of New York.


         JAMES E. PENNINGTON, M.D. joined Shaman in September 1997 as Senior Vice President, Clinical Research and Chief Medical Officer. Prior to joining the Company, from September 1986 to September 1997, Dr. Pennington worked at Bayer Corp., where he served as Vice President, Clinical Research from February 1994 to September 1997 and as Director, Clinical Research from September 1986 to February 1994. Prior to joining Bayer Corp., Dr. Pennington served on the medical faculty of Harvard Medical School, from July 1975 to August 1986, with the academic title of Associate Professor of Medicine. Dr. Pennington has published over 100 articles and was the editor of a textbook on respiratory infections. Dr. Pennington received his B.A. and M.D. from the University of Oregon.

         GERALD M. REAVEN, M.D. joined Shaman as a consultant in February 1995 and became an employee in July 1995. He currently serves as Senior Vice President, Research. Dr. Reaven came to Shaman from the Stanford University School of Medicine where he served as a faculty member since 1960 and a Professor of Medicine since 1970. Over the last 20 years, Dr. Reaven served as head of the Division of Endocrinology and Metabolic Diseases, Division of Gerontology and director of the General Clinical Research Center. Dr. Reaven also served as head of the Division of Endocrinology, Gerontology and Metabolism at Stanford University School of Medicine, and Director of the Geriatric Research, Education and Clinical Center, at the Palo Alto Veterans Affairs Medical Center. Dr. Reaven received his A.B., B.S. and M.D. from the University of Chicago.

         JOHN W.S. CHOW, Ph.D. joined Shaman in April 1998 as Vice President of Technical Operations. Prior to joining the Company, from December 1997 to April 1998, Dr. Chow served as Director, Product and Technology Evaluation at Bristol-Myers Squibb Company, where he performed technical due diligence toward the acquisition and licensing of various dosage forms and technologies and reviewed and approved new product specifications. Prior to holding this position, from July 1980 to December 1997, Dr. Chow held other positions, also with Bristol-Myers Squibb Company, where he was responsible for developing strategies for manufacturing consolidation, facilitating technology transfers of new and existing products, and directing technical operations of an international plant. Dr. Chow received a B.S. in Pharmacy from Washington State University, a Ph.D. in Pharmaceutical Chemistry from Ohio State University and an M.B.A. in Pharmaceutical/Chemical Studies from Fairleigh Dickinson University.


         STEPHANIE C. DIAZ joined Shaman in June 1998 as Vice President, Chief Financial Officer. Prior to joining the Company, from December 1997 to June 1998, Ms. Diaz held the position of Director of Finance with Hyseq, Inc., a genomics company. From January 1993 to December 1997, Ms. Diaz was the Controller and later the Director of Finance for Martek Biosciences
Corporation ("Martek"), where she managed the financial and investor relations functions of the Company, actively participated in public and private financing activities, managed certain business development efforts and worked closely with Martek's manufacturing and marketing teams to initiate production and commercialization of a new product. Ms. Diaz holds a B.A. in international relations from Stanford University and an M.B.A. from Georgetown University.


         J.D. HALDEMAN joined Shaman in July 1997 as Vice President, Commercial Development. Prior to joining the Company, from April 1988 to June 1997, Ms. Haldeman served in various positions at Warner-Lambert/Parke-Davis Pharmaceuticals ("Warner-Lambert"), most recently as Senior Director, Cardiovascular Marketing from October 1995 to June 1997. Prior to that, she served as Director, Customer Marketing--West Business Unit; Product Manager, Epilepsy Team; Associate Product Manager, Global Cardiovascular Product Planning; and Sales Specialist for Warner-Lambert. Ms. Haldeman received her B.A. from Brigham Young University and her Masters of Management from the J.L. Kellogg Graduate School of Management, Northwestern University.

         GINA D. MORHUN joined Shaman in November 1994 and currently serves as Vice President, Human Resources and Senior Director, Business Development. Ms. Morhun is responsible for Shaman's human resource functions and business development functions. Prior to joining the Company, she served as Human Resource Manager at Abaxis, Inc., a medical products company, from April to November, 1994, and as Manager of Compensation and Benefits at ASK Computers, Inc., a software company, from November 1992 to April 1994. From June 1987 to November 1992, Ms. Morhun served as Senior Technical Analyst, Actuarial Consultant and Underwriter of three large international firms: Alexander & Alexander Consulting Group, The Wyatt Company, and Metropolitan Life Insurance Company. Ms. Morhun received a B.A. in Statistics from the University of California at Davis.

         LAURIE PELTIER joined Shaman in June 1997 as Vice President, Project Coordination. Prior to joining the Company, from June 1992 to May 1997, Ms. Peltier served as Senior Director, Project Management at Amylin Pharmaceuticals, Inc. Prior to that, she served as Director, Development at Quintiles Transnational Corp., a contract research organization, from May 1990 to May 1992. Ms. Peltier served in various positions in biostatics clinical operations at Syntex Corporation from May 1979 through April 1990. Ms. Peltier received a B.S. in Psychology from the University of Michigan, Flint, an M.A. in Psychology and an M.S. in Statistics from Northern Illinois University and an M.B.A. from Golden Gate University.

         G. KIRK RAAB became a director of the Company in January 1992 and Chairman of the Board in September 1995. Mr. Raab was President, Chief Executive Officer and director of Genentech, Inc. ("Genentech") from February 1990 to July 1995 and President, Chief Operating Officer and director from February 1985 to January 1990. Before joining Genentech, Mr. Raab was associated with Abbott Laboratories, serving as President, Chief Operating Officer and director. Mr. Raab holds a B.A. in Political Science from Colgate University, where he currently serves as a trustee. Mr. Raab is also Chairman of the Board of Connectics, Inc. and Oxford GlycoSciences (UK) Ltd. and a director of LXR Biotechnology, Inc., Bridge Medical, Inc., Accumetrics, Inc. and Applied Imaging Corporation.

         ADRIAN D.P. BELLAMY became a director of the Company in October 1997. Since April 1995, Mr. Bellamy has served as Chairman and a director of each of Airport Group International Holdings LLC and Gucci Group N.V. From September 1983 to April 1995, Mr. Bellamy served as Chairman of the Board of Directors and Chief Executive Officer of DFS Group Limited, a specialty retailer. He received a B.A. in Communications and an M.B.A. from the University of South Africa. Mr. Bellamy is a director of The Body Shop, Inc., The Body Shop International PLC, The Gap, Inc., Paragon Trade Brands, Inc. and Williams-Sonoma, Inc.

         JEFFREY BERG became a director of the Company in June 1998. Mr. Berg has been the Chairman and Chief Executive Officer of International Creative Management, Inc. since 1985. Mr. Berg, one of the leading agents in the entertainment industry, has been in the entertainment industry for over 25 years. Mr. Berg received a B.A. from the University of California at Berkeley and a Master of Liberal Arts from the University of Southern California. He served as Co-Chair of the California Information Technology Council and is a director of each of Oracle Corporation and Excite, Inc.

         HERBERT H. MCDADE, JR. became a director of the Company in October 1991. He has served as Chairman of the Board and Chief Executive Officer of Chemex Pharmaceuticals, Inc. ("Chemex") since February 1989 and as Chief Executive Officer from February 1989 through January 1996, when Chemex merged with Access Pharmaceutical Corporation ("Access") and the combined entity changed its name to Access. From October 1986 to January 1988, Mr. McDade was Chairman, President and Chief Executive Officer of Armour Pharmaceuticals, Inc., after previously serving as President, International Health Care Division of the Revlon HealthCare Group. Mr. McDade holds a B.S. in Biology from the University of Notre Dame and a B.P.H. in Theology and Philosophy from Laval University. He is Chairman of the Board of Access and a director of Cytrx, Inc., Discovery Ltd. and several privately held companies.

         DAVID TITUS became a director of the Company in April 1990. Mr. Titus is currently a General Partner of Windward Ventures Management, L.P., a venture capital firm, which he founded in November 1997. Prior to founding Windward Ventures Management, L.P., Mr. Titus was Managing Director of Windward Ventures, a venture capital consulting and investment firm, which he founded in 1993. From May 1986 to December 1992, he served in various capacities at Technology Funding, Inc., a venture capital firm, including Group Vice President, Technology Funding, Inc., and General Partner of Technology Funding Limited. Prior to joining Technology Funding, Inc. in May 1986, Mr. Titus was a founder and Senior Vice President of the Technology Division of Silicon Valley Bank. Mr. Titus earned a B.A. in Economics from the University of California, Santa Barbara. He is a director of several privately held companies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the 1997 fiscal year, Herbert H. McDade and Adrian D.P. Bellamy served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was, at any time during the 1997 fiscal year or at any earlier time, an officer or employee of the Company.

         No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

         COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth the compensation earned, for services rendered in all capacities to the Company, for each of the last three fiscal years by (i) the Company's Chief Executive Officer and (ii) the four other highest paid executive officers serving as such at the end of the 1997 fiscal year whose salary and bonus for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer who would otherwise have been included in such table on the basis of fiscal year 1997 salary and bonus resigned or terminated employment during the year.

                           SUMMARY COMPENSATION TABLE

========================================================================================================================
                                                                                           Long-Term
                                                       Annual Compensation                Compensation
                                             ----------------------------------------    --------------
                                                                                             Awards
                                                                                         -------------------------------
                                                                                           Securities
                                                                         Other Annual      Underlying        All Other
  Name and Principal Position(*)     Year    Salary ($)(1)  Bonus ($)  Compensation($)   Options/SARs(#)  Compensation($)
------------------------------------------------------------------------------------------------------------------------
Lisa A. Conte                        1997     312,901(2)    91,689(3)         --            295,000             --
   President and                     1996     286,190(4)    53,000(5)         --            105,000             --
   Chief Executive Officer           1995     247,644(6)      24,000          --               --               --
------------------------------------------------------------------------------------------------------------------------
Gerald M. Reaven, M.D.               1997      239,114      25,000(7)         --               --               --
   Senior Vice President, Research   1996      227,878        3,000           --             5,000              --
                                     1995      100,088          --        68,000(8)            --               --
------------------------------------------------------------------------------------------------------------------------
Atul S. Khandwala, Ph.D.             1997      226,031      20,000(7)         --               --            82,217(9)
   Senior Vice President,            1996      187,563        3,000       51,200(8)         125,000         106,399(10)
   Development and Chief Medical     1995         --            --        30,000(8)            --               --
   Officer
------------------------------------------------------------------------------------------------------------------------
Steven R. King, Ph.D.                1997      176,202      40,000(7)         --               --               --
   Senior Vice President,            1996      171,822        3,000           --             55,000             --
   Ethnobotany and Conservation      1995      149,711          --            --               --           20,000(11)
------------------------------------------------------------------------------------------------------------------------
Gina D. Morhun                       1997      109,128      40,000(7)         --               --               --
   Vice President, Human Resources   1996       96,150      15,000(12)        --             55,000             --
                                     1995       77,983          --            --             15,000             --
========================================================================================================================


(*) Does not include James E. Pennington, M.D., who joined the Company in September 1997 as Senior Vice President, Clinical Research and Chief Medical Officer. Dr. Pennington's annualized base salary for 1997 was $255,000.

(1)      Includes amounts deferred under the Company's Internal Revenue Code
         Section 401(k) Plan.

(2) Includes $61,214 and $27,287 attributable to child care costs and family travel, respectively.

(3)      Includes $75,000 paid in 1998 for achievement of milestones in 1997.

(4) Includes $49,646 and $16,858 attributable to child care costs and family travel, respectively.

(5)      Includes $50,000 paid in 1997 for achievement of milestones in 1996.

(6)      Includes $27,597 attributable to child care costs.

(7)      Represents bonus paid in 1998 for achievement of milestones in 1997.

(8)      Represents fees received for consulting services.

(9) Includes $16,500 received as a housing subsidy, $1,164 for travel expenses and $64,553 in indebtedness for which repayment was forgiven.

(10) Includes $13,445 received as a housing subsidy, $23,746 for moving and relocation expenses, $1,562 for travel expenses and $67,646 in indebtedness for which repayment was forgiven.

(11)     Represents indebtedness for which repayment was forgiven.

(12)     Represents bonus paid in 1997 for achievement of milestones in 1996.

OPTIONS AND STOCK APPRECIATION RIGHTS

         The following table contains information concerning the grant of stock options under the Plan to the Named Officers during the 1997 fiscal year. Except for the limited stock appreciation right described in footnote (2) below which formed part of the option grant made to each Named Officer, no stock appreciation rights were granted to such Named Officers during the 1997 fiscal year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


======================================================================================================================
                                  Individual Grants                                             Potential Realizable
                                                                                               Value at Assumed Annual
                                                                                                Rates of Stock Price
                                                                                               Appreciation for Option
                                                                                                      Term (1)
----------------------------------------------------------------------------------------------------------------------
                              Number of
                             Securities          % of Total
                             Underlying       Options Granted      Exercise
                            Options/SARs      to Employees in       Price       Expiration
             Name           Granted(#)(2)       Fiscal Year      ($/Share)(3)      Date           5%           10%
----------------------------------------------------------------------------------------------------------------------
Lisa A. Conte                  295,000             37.47%          $5.0156       01/30/07      $930,514     $2,358,105

Gerald M. Reaven, M.D.           --                  --               --            --            --            --

Atul S. Khandwala, Ph.D.         --                  --               --            --            --            --

Steven R. King, Ph.D.            --                  --               --            --            --            --

Gina D. Morhun                   --                  --               --            --            --            --
======================================================================================================================


(1) Potential realizable value is based on assumption that the market price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the 10-year option term. There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.

(2) Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. However, each option will become immediately exercisable in full upon an acquisition of the Company by merger or asset sale, unless the option is assumed by the successor entity. Each option includes a limited stock appreciation right which will result in the cancellation of that option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 50% of the combined voting power of the Company's outstanding voting securities. In return for the cancelled option, the optionee will receive a cash distribution per cancelled option share equal to the excess of (i) the highest price paid per share of the Company's Common Stock in such hostile tender offer over
         (ii) the exercise price payable per share under the cancelled option.

(3) The exercise price may be paid in cash or in shares of Common Stock (valued at fair market value on the exercise date) or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability.

OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to the Named Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year (as of December 31, 1997). No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation right described in Footnote (2) to the Option/SAR Grants Table which forms part of each outstanding stock option, no stock appreciation rights were outstanding at the end of that fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

===============================================================================================================================
                                             Value
                                           Realized
                                            (Market                                          Value of Unexercised In-the-Money
                              Shares       price at                                         Options at FY-End (Market price of
                             Acquired      exercise        No. of Securities Underlying       shares at FY-End less exercise
                                on         date less     Unexercised Options at FY-End(#)              price) ($)(1)
                             Exercise      exercise      ----------------------------------------------------------------------
Name                            (#)      price) ($)(2)    Exercisable      Unexercisable      Exercisable       Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Lisa A. Conte                   --            --            118,333           501,667           $359,980          $194,863
-------------------------------------------------------------------------------------------------------------------------------
Gerald M. Reaven, M.D.          --            --            203,889            11,111           $262,292           $14,583
-------------------------------------------------------------------------------------------------------------------------------
Atul S. Khandwala, Ph.D.        --            --             60,200            64,800              0                     0
-------------------------------------------------------------------------------------------------------------------------------
Steven R. King, Ph.D.           --            --             93,868            60,589           $83,403            $21,750
-------------------------------------------------------------------------------------------------------------------------------
Gina D. Morhun                  --            --             40,625            39,375           $19,466             $2,096
===============================================================================================================================

(1) Based on the fair market value of the Company's Common Stock on December 31, 1997 of $4.9375 per share, the Nasdaq National Market trading price at the close of business that same day.

(2) Equal to the closing selling price of the purchased shares on the option exercise date less the exercise price paid for such shares.



EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

         On May 27, 1998, the Company entered into a letter agreement with Stephanie C. Diaz pursuant to which she is to serve as Vice President, Chief Financial Officer commencing in June 1998. Pursuant to the letter agreement, the Company agreed to pay Ms. Diaz an annual salary of $135,000, payable semi-monthly, and a sign-on bonus of $15,000. In addition, Ms. Diaz was granted an option for 45,000 shares of Common Stock on June 30, 1998 with an exercise price per share of $3.375, the fair market value per share of Common Stock on that date. The option will become exercisable in for 12.5% of the option shares upon her completion of six months of employment and will become exercisable for the balance of the option shares in 42 equal monthly installments over the next 42-months of employment. In the event that the Company terminates Ms. Diaz's employment other than for cause, the Company will be obligated to continue her salary and benefits for six months or until she obtains full-time employment, whichever occurs first.

         On March 30, 1998, the Company entered into a letter agreement with John W.S. Chow, Ph.D. pursuant to which he would serve as Vice President, Technical Operations commencing in May 1998. Pursuant to the letter agreement, the Company agreed to pay Dr. Chow an annual salary of $165,000, payable semi-monthly, and a sign-on bonus of $10,000 and to reimburse him, in an amount not to exceed $25,000, for closing costs incurred in the sale of his former residence in New Jersey and the purchase of his new residence in the Bay area. Dr. Chow will, however, be obligated to repay a prorated portion of both the sign-on bonus and the reimbursed closing costs should he resign from the Company within two years of his date of hire. Dr. Chow was also granted an option for 50,000 shares of Common Stock on May 15, 1998 with an exercise price per share of $4.9375, the fair market value per share of Common Stock on that date. The option will become exercisable in a series of monthly installments over the 4-year period measured from the grant date as follows: 10% of the option shares will become exercisable upon his completion of six months of employment measured from such grant date, an additional 30% of the option shares will become exercisable in a series of 18 monthly installments upon his completion of each month of employment over the next 18 months thereafter, and the remaining 60% of the option shares will become exercisable in a series of 24 monthly installments upon his completion of each month of employment during the 3rd and 4th years of employment measured from the grant date. Dr. Chow was also granted an additional 15,000 shares of Common Stock on May 15, 1998 with an exercise price of $4.9375, the fair market value per share of Common Stock on that date. The 15,000-share grant will become exercisable as follows: 7,500 shares upon Dr. Chow's completion of three years of employment measured from the grant date, and the remaining 7,500 shares upon his completion of four years of employment measured from the grant date. The Company further agreed to pay Dr. Chow's reasonable moving expenses in an amount not to exceed $20,000 and to provide him with an apartment for up to four months at a rental not to exceed $2,500 per month. Should the Company terminate Dr. Chow's employment for any reason other than for cause prior to May 1, 2001, the Company will continue to pay Dr. Chow's base salary plus benefits on a monthly basis for up to six months or until Dr. Chow obtains near full-time employment or consulting of at least 80% of his time, whichever occurs sooner. The Company also extended a $300,000 loan to Dr. Chow in connection with his purchase of a new residence in the Bay Area. See "Certain Relationships and Related Transactions."

         On August 21, 1997, the Company entered into a letter agreement with Dr. James Pennington pursuant to which he would serve as Senior Vice President, Clinical Research and Chief Medical Officer commencing October 1997. Pursuant to the letter agreement, the Company agreed to pay Dr. Pennington an annual salary of $255,000, payable semi-monthly, and a sign-on bonus of $60,000. In addition, Dr. Pennington was granted, on September 16, 1997, an option to purchase 125,000 shares of Common Stock at a purchase price of $6.0625 per share. The option has a term of 10 years and becomes exercisable as follows: 12.5% of the option shares upon Dr. Pennington's completion of six months of service, measured from the grant date, and the balance of the option shares in 42 successive equal monthly installments upon Dr. Pennington's completion of each of the next 42 months of service thereafter. In the event that the Company terminates Dr. Pennington's employment other than for cause, the Company is obligated to pay Dr. Pennington's salary and benefits for nine months, or, if sooner, until Dr. Pennington obtains near full time employment or consulting of at least 80% of his time.

         On February 9, 1996, the Company entered into a letter agreement with Dr. Atul Khandwala pursuant to which he would serve as Senior Vice President, Development commencing March 1996. Pursuant to the letter agreement, the Company agreed to pay Dr. Khandwala an annual salary of $225,000, payable semi-monthly. In addition, Dr. Khandwala was granted an option to purchase 120,000 shares of Common Stock at a purchase price of $6.875 per share. The option has a term of ten years and becomes exercisable over a four-year period in a series of 48 successive equal monthly installments upon Dr. Khandwala's completion of each month of service with the Company over the four-year period measured from March 1, 1996. In the event that the Company terminates Dr. Khandwala's employment for any reason, the Company is obligated to pay Dr. Khandwala's salary and benefits for six months.

         None of the Company's other executive officers have employment agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors. As administrator of the Plan, the Compensation Committee has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers or any unvested shares actually held by those individuals under the Plan upon a change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding voting securities or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 28, 1998, the Company entered into an agreement with Atul Khandwala, who resigned from the Company as Senior Vice President, Development and Chief Regulatory Officer on October 2, 1998. Under this agreement, Dr. Khandwala would render consulting services to the Company from October 2, 1998 through April 2, 1999 (the "Consulting Period") for at least 10 hours per month. In connection with this agreement, the Company issued to Dr. Khandwala 87,326 shares of Common Stock on October 20, 1998 and loaned him the funds necessary to satisfy the federal and state withholding taxes applicable to those shares. In addition, the Company granted Dr. Khandwala an option to purchase 40,000 shares of Common Stock at an exercise price of $1.4375, the fair market value of the Company's Common Stock on October 20, 1998. The option was granted under the Discretionary Option Grant Program in effect under the Plan, and the option shall become exercisable in six successive equal monthly installments on the last day of each month during the Consulting Period.

         On June 17, 1998, the Company loaned $300,000 to John W.S. Chow, the Vice President, Technical Operations, to reimburse him for a reasonable difference between the purchase price of his residence in the Bay Area and the cost of comparable housing in New Jersey, his former state of residence. The loan is evidenced by his promissory note of the same date which will become due and payable in a series of five successive equal annual installments, with the first such installment due on June 25, 1999. The note will bear interest at a variable per annum rate equal to the short-term applicable federal rate in effect under the federal tax laws for January of each calendar year the loan remains outstanding. Accordingly, the interest rate in effect for the period Dr. Chow's note was outstanding during the 1998 calendar year was 5.52%, compounded semi-annually. Accrued and unpaid interest will become due and payable each year on the same date the principal installment for that year becomes payable. Each installment of principal and accrued interest will automatically be forgiven as that installment becomes due, provided Dr. Chow continues in the Company's employ. However, the entire unpaid balance of the note, together with all accrued and unpaid interest, will become immediately due and payable upon Dr. Chow's termination of employment with the Company prior to June 25, 2003, unless Dr. Chow's employment is involuntarily terminated by the Company other than for cause. In the event (i) the Company terminates Dr. Chow's employment for any reason other than for cause or (ii) Dr. Chow's employment terminates by reason of his death or disability, then the entire principal balance of the note plus accrued interest will be forgiven. The amount outstanding on Dr. Chow's note was approximately $306,900 as of November 30, 1998.

         On May 1, 1997, the Company approved a consulting arrangement with Mr. Titus, pursuant to which he would serve as a consultant on financing matters and financial operations to the Company. Under this arrangement, Mr. Titus is paid a monthly consulting fee of $6,000 starting in June 1997 and granted an option to purchase up to 14,000 shares of Common Stock under the Discretionary Option Grant Program. Such option has an exercise price of $5.375 per share, the fair market value of the Company's Common Stock on May 22, 1997, the effective date of the option grant, and is exercisable in full at any time prior to May 22, 2007.

         In August 1995, the Company entered into a consulting arrangement (the "Consulting Arrangement") with Mr. Raab, Chairman of the Board. As consideration for the special consulting services Mr. Raab performs under the Consulting Arrangement, Mr. Raab is paid an annual consulting fee of $100,000. In addition, he was granted an option for 200,000 shares of Common Stock on August 21, 1995 with an exercise price per share of $5.50, the fair market value per share of Common Stock on that date. The option was granted under the Discretionary Option Grant Program in effect under the Plan, and the option will become exercisable in a series of 48 successive equal monthly installments following the August 21, 1995 grant date as Mr. Raab continues to render services to the Company pursuant to his Consulting Arrangement. The option will, however, become immediately exercisable for all the option shares upon certain changes in control or ownership of the Company. In addition, in connection with his services as a director and as Chairman of the Board, Mr. Raab receives an annual retainer fee of $60,000, payable after each Annual Meeting of Stockholders so long as Mr. Raab continues to render services to the Company as Chairman of the Board.

         The Company's Restated Certificate of Incorporation and Bylaws provide for indemnification of directors, officers and other agents of the Company. Each of the current directors and certain officers and agents of the Company have entered into separate indemnification agreements with the Company.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of November 30, 1998 by (i) all persons who are beneficial owners of five percent or more of the Common Stock, (ii) each director, (iii) the Named Officers in the Summary Compensation Table above and (iv) all current directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of November 30, 1998 are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based upon such information furnished by such owners, have sole investment power with respect to such shares, subject to community property laws where applicable.



                                                                           Number of       Percent of Total Shares
                           Name and Address                                 Shares            Outstanding (1)(2)
------------------------------------------------------------------------------------------------------------------
Lipha S.A.(3).......................................................      1,402,713                  5.83%
    34 rue Saint Romain
    F-69379 Lyon, cedex 08
    France
State of Wisconsin Investment Board.................................      1,290,000                  5.36%
    Post Office Box 7842
    Madison, WI  53707
Lisa A. Conte (4)...................................................        624,328                  2.58%
Steven R. King, Ph.D. (5)...........................................         79,492                      *
James E. Pennington, M.D. (6).......................................         26,042                      *
Gerald R. Reaven, M.D. (7)..........................................         90,083                      *
John Chow (8).......................................................          8,333                      *
Stephanie C. Diaz (9)...............................................          7,500                      *
J.D. Haldeman (10)...................................................          9,028                      *
Laurie Peltier (11).................................................          9,375                      *
Atul S. Khandwala, Ph.D. (12).......................................        114,993                      *
Gina D. Morhun (13).................................................         24,013                      *
G. Kirk Raab (14)...................................................        248,156                  1.03%
Adrian D.P. Bellamy (15)............................................         16,146                      *
Jeffrey Berg (16)...................................................          3,333                      *
Herbert H. McDade, Jr. (17).........................................         38,658                      *
M. David Titus (18).................................................         24,116                      *
Current Officers and Directors as a group (19)
(15 persons)........................................................      1,323,596                  5.37%


----------

*        Less than 1.0%

(1) Percentage of beneficial ownership is calculated assuming 24,060,360 shares of Common Stock were outstanding as of November 30, 1998. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of November 30, 1998, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2) This table is based upon information supplied to the Company by executive officers, directors and stockholders owning greater than five percent, as set forth in filings required by the Securities and Exchange Commission or as otherwise provided. The address of each officer and director identified in this table is that of the Company's executive offices, 213 East Grand Avenue, South San Francisco, CA 94080. Unless otherwise indicated in the footnotes to this table and subject to applicable community property laws, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by it, him or her.

(3) Does not include 342,231 shares of Common Stock which were issued to Lipha on December 3, 1998.

(4) Includes 152,028 shares subject to options exercisable within 60 days of November 30, 1998.

(5) Includes 64,234 shares subject to options exercisable within 60 days of November 30, 1998.

(6) Represents shares subject to options exercisable within 60 days of November 30, 1998.

(7) Includes 89,583 shares subject to options exercisable within 60 days of November 30, 1998.

(8) Represents shares subject to options exercisable within 60 days of November 30, 1998.

(9) Represents shares subject to options exercisable within 60 days of November 30, 1998.

(10) Represents shares subject to options exercisable within 60 days of November 30, 1998.

(11) Represents shares subject to options exercisable within 60 days of November 30, 1998.

(12) Includes 26,667 shares subject to options exercisable within 60 days of November 30, 1998. Dr. Khandwala resigned from the Company in October 1998.

(13) Includes 23,663 shares subject to options exercisable within 60 days of November 30, 1998.

(14) Includes 112,504 shares subject to options exercisable within 60 days of November 30, 1998. Does not include 1,500 shares of Series C Preferred Stock which is convertible to a certain number of shares of Common Stock, such number which is determined in accordance with that certain Series C Stock Purchase Agreement.

(15) Represents shares subject to options exercisable within 60 days of November 30, 1998.

(16) Represents shares subject to options exercisable within 60 days of November 30, 1998.

(17) Represents shares subject to options exercisable within 60 days of November 30, 1998.

(18) Includes 19,116 shares subject to options exercisable within 60 days of November 30, 1998.

(19) Includes shares held by family members associated with directors and officers listed above. Also includes 606,210 shares which are currently issuable upon the exercise of outstanding options.

                                  OTHER MATTERS


         The Company knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.



                                       THE BOARD OF DIRECTORS


Dated:  December 31, 1998

                          SHAMAN PHARMACEUTICALS, INC.
                             1992 STOCK OPTION PLAN

               (AS RESTATED AND AMENDED THROUGH DECEMBER 15, 1998)


                                   ARTICLE ONE
                                     GENERAL


     I.   PURPOSE OF THE PLAN

          A. This 1992 Stock Option Plan ("Plan") is intended to promote the interests of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Company"), by providing a method whereby eligible individuals may be offered the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or its parent or subsidiary corporations).

          B. The Plan became effective on the date on which shares of the Company's common stock were first registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date of the Plan.

          C. This Plan shall serve as the successor to the Company's 1990 Stock Option Plan (the "1990 Plan"), and no further option grants shall be made under the 1990 Plan from and after the Effective Date of this Plan. All options outstanding under the 1990 Plan on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Company's common stock thereunder or their exercise of any outstanding stock appreciation rights thereunder.

          D. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

                    Any corporation (other than the Company) in an unbroken
               chain of corporations ending with the Company shall be considered to be a PARENT of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                    Each corporation (other than the Company) in an unbroken
               chain of corporations beginning with the Company shall be considered to be a SUBSIDIARY of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     II.  STRUCTURE OF THE PLAN

          A. Stock Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, certain non-employee members of the Company's Board of Directors (the "Board") will at periodic intervals automatically receive special option grants to purchase shares of Common Stock in accordance with the provisions of Article Three.

          B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to both the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Discretionary Option Grant Program shall be administered by a committee ("Committee") of two (2) or more non-employee Board members appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

          B. The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such program and any outstanding option grants as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program or any outstanding option thereunder.

          C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Committee as Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

     IV.  OPTION GRANTS

          A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two of the Plan shall be limited to the following:

               (i) officers and other key employees of the Company (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Company (or its parent or subsidiary corporations);

               (ii) non-employee members of the Board;

               (iii) non-employee members of the board of directors of any parent or subsidiary corporation; and

               (iv) those consultants or other independent advisors who provide valuable services to the Company (or its parent or subsidiary corporations).

          B. The Plan Administrator shall have full authority to determine the eligible individuals who are to receive option grants under the Discretionary Option Grant Program, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

     V.   STOCK SUBJECT TO THE PLAN

          A. Shares of the Company's common stock (the "Common Stock") shall be available for issuance under the Plan and shall be drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 6,216,6601/ shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve includes the number of shares which remained available for issuance under the 1990 Plan as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares available for future option grant under the 1990 Plan as of such Effective Date. Such share reserve also includes (i) the


--------
1/ Such share reserve gives effect to the 1-for-3 reverse stock split of the Common Stock effected in connection with the reincorporation of the Company in Delaware and the associated exchange of three (3) shares of the California corporation's common stock for one (1) share of the Delaware corporation's common stock on January 25, 1993.

increase of 107,166 shares authorized by the Board in May 1992 and subsequently approved by the stockholders in August 1992, (ii) the increases of 250,000 shares and 176,166 shares authorized by the Board in November 1992 and December 1992, respectively, and subsequently approved in the aggregate by the stockholders in December 1992, (iii) the increase of 1,000,000 shares authorized by the Board in May 1993 and subsequently approved by the stockholders at the 1994 Annual Stockholders Meeting, (iv) the increase of 545,000 shares authorized by the Board in February 1995 and approved by the stockholders at the 1995 Annual Stockholders Meeting, (v) the increase of 450,000 shares authorized by the Board in January 1996 and subsequently approved by the stockholders at the 1996 Annual Stockholders Meeting, (vi) the increase of 700,000 shares authorized by the Board in February 1997 and subsequently approved by the stockholders at the 1997 Annual Stockholders Meeting, (vii) the increase of 500,000 shares authorized by the Board on January 29, 1998 and approved by the stockholders at the 1998 Annual Stockholders Meeting, and (viii) the increase of 2,000,000 shares authorized by the Board on September 1998, subject to stockholder approval at a Special Stockholders Meeting to be held in February 1999.

          B. To the extent one or more outstanding options under the 1990 Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan. Subject to stockholder approval at the Special Meeting to be held in February 1999, the maximum number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights shall be limited to 2,500,000 shares per calendar year, beginning with the 1998 calendar year, rather than the prior limitation of 750,000 shares of Common Stock over the term of the Plan (excluding any stock options or stock appreciation rights granted prior to December 31, 1993).

          C. Should one or more outstanding options under this Plan (including outstanding options under the 1990 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. In addition, any unvested shares issued under the Plan and subsequently repurchased by the Company at the original exercise price per share pursuant to the Company's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. However, shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two or Section III of Article Three shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the 1990 Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

          D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1990 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM


     I.   TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Company or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

          A.   Option Price.

               (1) The option price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                    (i) The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

                    (ii) The option price per share of the Common Stock subject to a non-statutory stock option shall be determined by the Plan Administrator in its sole discretion and may be less than, equal to or greater than the fair market value of such Common Stock on the grant date.

               (2) The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section VI of this Article Two and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

                    - full payment in cash or check drawn to the Company's order;

                    - full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below);

                    - full payment in a combination of shares of Common Stock of the Company held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check drawn to the Company's order; or

                    - full payment through a broker-dealer sale and remittance procedure pursuant to which the optionee (I) shall provide irrevocable instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

               (3) The fair market value per share of Common Stock shall be determined in accordance with the following provisions:

                    - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                    - If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

          C. Limited Transferability of Options. During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, non-statutory options may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          D.   Termination of Service.

               (1) The following provisions shall govern the exercise period applicable to any outstanding options held by the optionee at the time of cessation of Service or death.

                    - Should an optionee cease Service for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph D.(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                    - Any option held by the optionee under this Article Two and exercisable in whole or in part on the date of his/her death may be subsequently exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any exercise, however, must occur prior to the earlier of (i) the third anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

                    - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                    - During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the optionee is vested at the time of his/her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the optionee is not otherwise vested.

                    - Should (i) the optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or its parent or subsidiary corporations, then in any such event all outstanding options held by the optionee under this Article Two shall terminate immediately and cease to be outstanding.

               (2) The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments in which the optionee would otherwise have vested had he/she continued in Service.

               (3) The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

               (4) For purposes of the foregoing provisions of this Section I.D (and for all other purposes under the Discretionary Option Grant Program):

                    - The optionee shall (except to the extent otherwise specifically provided in the applicable stock option or stock purchase agreement) be deemed to remain in the SERVICE of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                    - The optionee shall be considered to be an EMPLOYEE for so long as he or she remains in the employ of the Company or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

          E.   Stockholder Rights.

               An optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

          F.   Repurchase Rights.

               The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Company in accordance with the following provisions:

               (a) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

               (b) All of the Company's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of this Article Two, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

     II.  INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

          A. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee after December 31, 1986 under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

          B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

          Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

     III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL

          A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction") to which the Company is a party:

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

               (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger, then each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

          C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

          D. The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option is outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Company's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the optionee's Service within a specified period following the Change in Control.

          F. For purposes of this Section III, a Change in Control shall be deemed to occur in the event:

               (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

               (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the 1990 Plan incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share based on the fair market value of the Common Stock on the date of the new grant.

     V.   STOCK APPRECIATION RIGHTS

          A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

          B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

          C. If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

          D. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over effected at any time when the Company's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, each outstanding option with such a limited stock appreciation right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock. The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.D. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

          E. For purposes of Section V.D, the following definitions shall be in effect:

               A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires directly or indirectly beneficial ownership (within the meaning of Rule 13d-3 of the 1934
          Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

               The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share of Common Stock on the option cancellation date, as determined pursuant to the valuation provisions of Section I.A.(3) of this Article Two, or (b) the highest reported price per share of Common Stock paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

          F. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent option grant under the Plan.

     VI.  LOANS OR INSTALLMENT PAYMENTS

          The Plan Administrator may, in its discretion, assist any optionee (including an optionee who is an officer or director of the Company) in the exercise of one or more options granted to such optionee under this Article Two, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Company to such optionee or (ii) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans and installment payments may be granted with or without security or collateral. However, the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price of the purchased shares plus (ii) any Federal and State income and employment tax liability incurred by the optionee in connection with the exercise of the option.

                                  ARTICLE THREE
                         AUTOMATIC OPTION GRANT PROGRAM


     I.   ELIGIBILITY

          The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members on or after the Effective Date of this Plan, whether through appointment by the Board or election by the Company's stockholders, provided they have not otherwise been in the prior employ of the Company (or any parent or subsidiary corporation), and (ii) those individuals who are re-elected as non-employee Board members at one or more Annual Stockholder Meetings held after the Effective Date, whether or not such individuals are otherwise serving as non-employee Board members on the Effective Date.

     II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below. Stockholder approval of this February 14, 1997 restatement at the 1997 Annual Meeting shall constitute pre-approval of each option granted under this Article Three on or after the date of that Annual Meeting and the subsequent exercise of each such option in accordance with the provisions of this Article Three.

               (i) Each individual who first becomes a non-employee Board member on or after the Effective Date of this Plan, whether through election by the Company's stockholders or appointment by the Board shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 20,000 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual has not otherwise been in the prior employ of the Company or any parent or subsidiary corporation.

               (ii) On the date of each Annual Stockholders Meeting held after February 24, 1995, each individual who is to continue to serve as a non-employee Board member and who has served in such capacity for at least six (6) months shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a non-statutory stock option to purchase, upon the terms and conditions of this Article Three, that number of shares of Common Stock determined by dividing $50,000 by the average closing selling price per share of the Common Stock for the thirty (30) trading days immediately preceding the date of such Annual Meeting. In no event, however, shall the number of shares subject to such option be greater than 7,500 or less than 5,000. There shall be no limit on the number of such annual automatic option grants any one non-employee Board member may receive over his/her continued period of Board service.

               The number of shares subject to the automatic option grants to be made to each newly-elected or continuing non-employee Board member shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.D of Article One.

          B. Exercise Price. The exercise price per share of each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

          C.   Payment.

               The exercise price shall be payable in one of the alternative forms specified below:

               (i) full payment in cash or check made payable to the Company's order; or

               (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

               (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Company's order; or

               (iv) full payment through a sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               For purposes of this subparagraph C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of Section I.A.(3) of Article Two. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

          D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

          E. Exercisability. Each automatic grant shall become exercisable for the option shares in a series of twenty-four (24) equal and successive monthly installments over the optionee's period of service on the Board, with the first such installment to become exercisable one (1) month after the automatic grant date. The option shall not become exercisable for any additional option shares following the optionee's cessation of Board service for any reason.

          F. Limited Transferability of Options. Options granted under the Automatic Option Grant Program may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          G.   Effect of Termination of Board Membership.

               1. Should the optionee cease to serve as a Board member for any reason (other than death) while holding one or more automatic option grants under this Article Three, then such optionee shall have a six (6)-month period following the date of such cessation of Board membership in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

               2. Should the optionee die while serving as a member of the Board or within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the optionee's death. However, each such automatic option grant shall immediately terminate and cease to be outstanding, at the time of the optionee's cessation of Board service, with respect to any option shares for which it was not otherwise exercisable at that time.

               3. In no event shall any automatic option grant under this Article Three remain exercisable after the specified expiration date of the ten
(10)-year option term. Upon the expiration of the applicable post-service exercise under subparagraph 1 or 2 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic option grant shall terminate and cease to be outstanding for any unexercised shares for which the option was exercisable at the time of the optionee's cessation of Board service.

          H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

          A. In the event of any of the following stockholder-approved transactions to which the Company is a party (a "Corporate Transaction"):

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

               (ii) the sale, transfer or disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

               (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

          B. In connection with any Change in Control of the Company, the exercisability of each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

               (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders; or

               (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          C. Upon the occurrence of a Hostile Take-Over, each option granted under this Article Three shall automatically be cancelled, and the optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of the February 14, 1997 restatement of the Plan at the 1997 Annual Meeting shall constitute pre-approval of each option granted on or after the date of that Annual Meeting with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with such provision. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.

          D. For purposes of this Section III, the following definitions shall be in effect:

               A HOSTILE TAKE-OVER shall be deemed to occur in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

               The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (a) the fair market value per share of Common Stock on the option cancellation date, as determined pursuant to the valuation provisions of Section I.A.(3) of Article Two, or (b) the highest reported price per share paid by the tender offeror in effecting such Hostile Take-Over.

          E. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

          F. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE FOUR
                                  MISCELLANEOUS


     I.   AMENDMENT OF THE PLAN AND AWARDS

          The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the Company's stockholders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     II.  TAX WITHHOLDING

          The Company's obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights granted under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

          The Plan Administrator may, in its discretion and in accordance with the provisions of this Section II of Article Four and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of non-statutory options under the Plan (other than the automatic grants made pursuant to Article Three of the Plan) with the right to use shares of the Company's Common Stock in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their options (the "Taxes"). Such right may be provided to any such option holder in either or both of the following formats:

          1. Stock Withholding: The holder of the non-statutory option may be provided with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option, a portion of such shares with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the option holder.

          2. Stock Delivery: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option with the election to deliver, at the time the non-statutory option is exercised, one or more shares of Common Stock already held by such individual with an aggregate fair market value equal to the percentage of the Taxes incurred in connection with such option exercise (not to exceed one hundred percent (100%)) designated by the option holder.

     III. EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan first became effective on the Effective Date and serves as the successor to the Company's 1990 Stock Option Plan. No further option grants shall be made under the 1990 Plan from and after the Effective Date.

          B. On May 26, 1993, the Board amended the Plan to increase the number of shares issuable thereunder by 1,000,000 shares. The 1,000,000-share increase was approved by the Company's stockholders at the 1994 Annual Stockholders Meeting. On March 28, 1994, the Board further amended the Plan to impose a limitation on the maximum number of shares for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights.

          C. On February 24, 1995, the Board amended the Plan to increase the number of shares of Common Stock issuable thereunder by 545,000 shares. The 545,000-share increase was approved by the Company's stockholders at the 1995 Annual Stockholders Meeting.

          D. On February 24, 1995, the Board further amended the Plan to increase the number of shares of Common Stock for which automatic option grants are to be made to continuing non-employee Board members on the date of each Annual Stockholders Meeting held after February 24, 1995. The amendment was approved by the Company's stockholders at the 1995 Annual Stockholders Meeting.

          E. On August 21, 1995, the Board amended the Plan to extend the eligibility provisions of the Discretionary Option Grant Program to all non-employee Board members other than those at the time serving on the Committee acting as the Plan Administrator. The amendment was approved by the Company's stockholders at the 1996 Annual Stockholders Meeting.

          F.   In January 1996, the Board adopted an amendment to the Plan which
(i) increased the number of shares of Common Stock available for issuance under the Plan by an additional 450,000 shares and (ii) increased the maximum number of shares for which any one individual may be granted stock options and separately exercisable stock appreciation rights over the remaining term of the Plan by an additional 250,000 shares of Common Stock. The amendment was approved by the Company's stockholders at the 1996 Annual Stockholders Meeting.

          G. In February 1997, the Board adopted a series of amendments to the Plan (the "1997 Amendments") which (i) increased the number of shares of Common Stock available for issuance under the Plan by an additional 700,000 shares,
(ii) increased the limit on the maximum number of shares of the Company's common stock for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Plan from 500,000 shares to 750,000 shares, (iii) rendered the non-employee Board members who serve as Plan Administrator eligible to receive option grants under the Discretionary Option Grant

Program, (iv) allowed unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise price paid per share to be reissued under the Plan, (v) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, and (vi) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Amendments were approved by the stockholders at the 1997 Annual Stockholders Meeting.

          H. On January 29, 1998, the Board adopted an amendment to the Plan which increased the number of shares of Common Stock available for issuance under the Plan by an additional 500,000 shares. The amendment was approved by the stockholders at the 1998 Annual Stockholders Meeting.

          I. On September 18, 1998, the Board adopted an amendment to the Plan which increased the number of shares of Common Stock available for issuance under the Plan by an additional 2,000,000 shares. The amendment is subject to stockholder approval at the Special Stockholders Meeting to be held in February 1999. If such stockholder approval is not obtained, then any options granted on the basis of the 2,000,000-share increase will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further option grants or stock issuances will be made on the basis of such share increase. However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan in effect prior to this amendment, until the available reserve of Common Stock as last approved by the stockholders has been issued.

          J. Each option issued and outstanding under the 1990 Plan immediately prior to the Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

          K. The sale and remittance procedure authorized for the exercise of outstanding options under this Plan shall be available for all options granted under this Plan on or after the Effective Date and for all non-statutory options outstanding under the 1990 Plan and incorporated into this Plan. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected after the Effective Date, whether such Incentive Options were granted under this Plan or the 1990 Plan.

          L. The option acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the 1990 Plan on the Effective Date of this Plan but which do not otherwise provide for such acceleration.

          M. The Plan shall terminate upon the earlier of (i) December 31, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

          N. Options to purchase shares of Common Stock may be granted under the Plan which are in excess of the number of shares then available for issuance under the Plan, provided each option granted is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares available for issuance under the Plan.

     IV.  USE OF PROCEEDS

          Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

     V.   REGULATORY APPROVALS

          The implementation of the Plan, the granting of any option thereunder and the issuance of stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the stock issued pursuant to it.

     VI.  NO EMPLOYMENT/SERVICE RIGHTS

          Neither the action of the Company in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary corporation) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

     VIII. MISCELLANEOUS PROVISIONS

          A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any optionee.

          B. The provisions of the Plan relating to the vesting and termination of outstanding options shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

          C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by Corporate Transaction or otherwise, and the optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                   EXHIBIT A


                      NON-STATUTORY STOCK OPTION AGREEMENT

                         AUTOMATIC OPTION GRANT PROGRAM

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                         OF SHAMAN PHARMACEUTICALS, INC.
                             a Delaware Corporation



                  SHAMAN PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

                  1. The name of this corporation is Shaman Pharmaceuticals, Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on December 21, 1992.

                  2. The Amended and Restated Certificate of Incorporation has been duly adopted by its Board of Directors and stockholders in accordance with the provisions of SECTIONS 242 and 245 of the General Corporation Law of the State of Delaware.

                  3. The text of the Restated Certificate of Incorporation is hereby restated to read in its entirety as follows:


                                    ARTICLE I

                  The name of this corporation is Shaman Pharmaceuticals, Inc.


                                   ARTICLE II

                  The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III

                  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under General Corporation Law of Delaware.


                                   ARTICLE IV

         A. Classes of Stock. The corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock ("Common") and Preferred Stock ("Preferred"). The total number of shares of Preferred the corporation shall have authority to issue is 2,000,000 with a par value of $0.001 per share, and the total number of shares of Common the corporation shall have authority to issue is 70,000,000 with a par value of $0.001 per share.

         B. Rights, Preferences and Restrictions of Preferred. The Preferred authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any authorized series of Preferred, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which may be granted to the holders of the Preferred or series thereof in Certificates of Designation or in the corporation's Certificate of Incorporation, as amended and restated from time to time, and requirements and restrictions of applicable law ("Protective Provisions"), the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                  The number of shares constituting the Series A Preferred Stock, $0.001 par value per share, shall be Four Hundred Thousand (400,000) shares. The number of shares constituting Series C Preferred Stock shall be Two Hundred Thousand (200,000) shares, $0.001 par value per share. The number of shares constituting the Series D Convertible Preferred Stock (the "Series D Preferred Stock") shall be Six Thousand Two Hundred Eighty-five (6,285) shares, $0.001 par value per share and shall not be subject to increase. The Corporation shall not issue any shares of Series D Preferred Stock after the Issuance Date (defined below), except that on or prior to May 31, 1999, the corporation may issue up to 1,500 shares of Series D Preferred Stock to MMC/GATX in exchange for indebtedness of the corporation to MMC/GATX on a basis of one share of Series D Preferred Stock for each $1,000 of such indebtedness. The Board of Directors is also authorized to decrease number of shares of any series of preferred stock prior or subsequent to the issue of the Series A Preferred Stock but not below the number of shares of such series then outstanding. In case the number os hares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                  The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock are as set forth below in this Article IV(B).

                  1. Certain Defined Terms. The following terms shall have the following meanings as used in this Article IV(B) (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Adjustment Notice" means an Adjustment Notice substantially in the form set forth in SECTION 14(f).

                  "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the subject Person. For purposes of the term "Affiliate," the term "control" (including the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

                  "Aggregated Person" means, with respect to any holder of shares of Series D Preferred Stock, any Person whose beneficial ownership of shares of Common Stock would be aggregated with such holder's beneficial ownership of shares of Common Stock for purposes of SECTION 13(d) of the 1934 Act and Regulation 13D-G thereunder.

                  "AMEX" means the American Stock Exchange, Inc.

                  "Arrearage Interest" means interest at the rate of 12% per annum on any dividend on shares of Series D Preferred Stock which dividend is not paid on a Dividend Payment Date, whether or not declared, from such Dividend Payment Date.

                  "Auditors" means Ernst & Young LLP or such other firm of independent public accountants of recognized national standing as shall have been engaged by the corporation to audit its financial statements.

                  "Auditors' Determination" means a determination requested by the corporation and signed by the Auditors concurring with the corporation's conclusion that a requirement of the corporation to redeem, or a right of any holder of shares of Series D Preferred Stock to require redemption of, shares of Series D Preferred Stock by reason of the occurrence of a specified Optional Redemption Event which occurs by reason of an event described in clause (1), (2) or (3) of the definition of Optional Redemption Event would result in the corporation being required to classify the Series D Preferred Stock as redeemable preferred stock on a balance sheet of the Corporation in accordance with Generally Accepted Accounting Principles. The Auditors' Determination shall
(i) set forth in reasonable detail all relevant facts considered by the Auditors in connection therewith, (ii) set forth all applicable accounting principles and assumptions used, and (iii) set forth in reasonable detail or attach copies of all legal, expert and other advice or information used by the Auditors in reaching their conclusion. To the extent any facts are assumed for purposes of either the Corporation's conclusion or the Auditor's Determination, the validity of such conclusion or determination shall depend upon such assumed facts being true and complete in all material respects.

                  "Blackout Period" means the period of up to 20 consecutive days after the date the Corporation notifies the holders of shares of Series D Preferred Stock that they are required to suspend offers and sales of Registrable Securities as a result of an event or circumstance described in
SECTION 3.b.(5)(A) of the Exchange Agreement, which period commences after the date which is 90 days after the date of the Closing and during which period, by reason of SECTION 3.b.(5)(B) of the Exchange Agreement, the Corporation is not required to amend any

Registration Statement or to supplement the Prospectus relating to any Registration Statement; provided, however, that such period may be up to 30 consecutive days if the Corporation so elects in accordance with SECTION 3.b.(5)(B) of the Exchange Agreement, subject to the limitations provided therein.

                  "Board of Directors" or "Board" means the Board of Directors of the Corporation.

                  "Business Combination Redemption Percentage" means 118% with respect to a redemption of shares of Series D Preferred Stock in accordance with
SECTION 8(c)(ii)(f).

                  "Business Combination Redemption Price" means an amount in cash equal to the product obtained by multiplying (A) the sum of (i) $1,000 plus
(ii) an amount equal to the accrued but unpaid dividends on the share of Series D Preferred Stock to be redeemed and any Arrearage Interest on dividends thereon in arrears to the date of payment of the redemption price pursuant to SECTION 8(c)(ii)(f) times (B) the Business Combination Redemption Percentage.

                  "Business Day" means (a) in the case of the Series C Preferred Stock, any day other than a Saturday, Sunday or other day on which commercial banks in The City of San Francisco are authorized or required by law to remain closed and (b) in the case of the Series D Preferred Stock, any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                  "Cash and Cash Equivalent Balances" of any Person on any date shall be determined from such Person's books maintained in accordance with Generally Accepted Accounting Principles, and means, without duplication, the sum of (1) the cash accrued by such Person and its subsidiaries on a consolidated basis on such date and available for use by such Person and its subsidiaries on such date and (2) all assets which would, on a consolidated balance sheet of such Person and its subsidiaries prepared as of such date in accordance with Generally Accepted Accounting Principles, be classified as cash or cash equivalents.

                  "Common Stock" means the Common Stock, $0.001 par value per share, of the Corporation or any shares of capital stock into which such stock shall be changed or reclassified after the Issuance Date.

                  "Control Notice" means a Control Notice substantially in the form set forth in SECTION 14(e).

                  "Converted Restriction Amount" means on any date of determination a number of shares of Common Stock equal to 4.9% of the shares of Common Stock outstanding on such date.

                  "Corporation Notice" means a Corporation Notice substantially in the form set forth in SECTION 14(c).

                  "Dividend Payment Date" means each February 1, May 1, August 1 and November 1.

                  "Exchange Agreement" means the Exchange Agreement, dated as of December 10, 1998, by and between the Corporation and the several original holders of the Senior Subordinated Convertible Notes pursuant to which such Senior Subordinated Convertible Notes will be exchanged for shares of Series D Preferred Stock.

                  "Generally Accepted Accounting Principles" for any Person means the generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

                  "Holder Notice" means a Holder Notice substantially in the form set forth in SECTION 14(d).

                  "Indebtedness" as used in reference to any Person means all indebtedness of such Person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such Person or in effect guaranteed by such Person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such Person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such Person, although such Person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such Person.

                  "Issuance Date" means (a) with respect to the Series C Preferred Stock, the first date of original issuance of any shares of Series C Preferred Stock and (b) with respect to the Series D Preferred Stock, the date of original issuance of the shares of Series D Preferred Stock pursuant to the Exchange Agreement.

                  "Initial Reserve Amount" means 6,285,000 shares of Common Stock reserved by the Corporation for issuance upon conversion of the shares of Series D Preferred Stock.

                  "Junior Dividend Stock" means, collectively, the Series A Preferred Stock, the Common Stock and any other class or series of capital stock of the Corporation ranking junior as to dividends to the Series D Preferred Stock.

                  "Junior Liquidation Stock" means, collectively, the Series A Preferred Stock, the Common Stock and any other class or series of capital stock of the Corporation ranking junior as to liquidation rights to the Series D Preferred Stock.

                  "Majority Holders" means at any time the holders of shares of Series D Preferred Stock which shares constitute a majority of the outstanding shares of Series D Preferred Stock outstanding at such time.

                  "Market Price" of any security on any date means the closing bid price of such security on such date on the Nasdaq or such other securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by Bloomberg, L.P.

                  "Measurement Period" means with respect to any Series D Conversion Date, the period consisting of 12 consecutive Trading Days ending on and including the Trading Day immediately preceding such Series D Conversion Date.

                  "Nasdaq" means The Nasdaq National Market or The Nasdaq SmallCap Market, whichever system lists the Common Stock.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Optional Redemption Date" means the date which is three Business Days after a holder of shares of Series D Preferred Stock who is entitled to redemption rights under SECTION 7(c)(ii)(a) and 7(c)(ii)(b) gives a Holder Notice.

                  "Optional Redemption Event" means any one of the following events:

                  1) For any period of five consecutive Trading Days following the Issuance Date there shall be no reported sale price of the Common Stock on any of the Nasdaq, the NYSE or the AMEX;

                  2) The Common Stock ceases to be listed for trading on the Nasdaq, the NYSE or the AMEX;

                  3) Any consolidation or merger of the Corporation or any subsidiary of the Corporation with or into another entity or other business combination transaction involving the Corporation or any subsidiary of the Corporation (other than a merger or consolidation of a subsidiary of the Corporation into the Corporation or a wholly-owned subsidiary of the Corporation) where the stockholders of the Corporation immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such transaction immediately following such transaction or the common stock of such surviving corporation is not listed for trading on the Nasdaq, the NYSE or the AMEX; or the sale of all or substantially all of the assets of the Corporation and its subsidiaries;

                  4) The adoption of any amendment to the Certificate of Incorporation of the Corporation (other than any certificate designating a series of preferred stock of the Corporation which does not contravene the rights of the holders of shares of Series D Preferred Stock) which materially and adversely affects the rights of the holders of shares of Series D Preferred Stock in respect of their interest in the Common Stock in a different and more adverse manner than it affects the rights of holders of Common Stock generally or the taking of any other action which materially and adversely affects the rights of the holders of Series D Preferred Stock;

                  5) The inability of any holder of shares of Series D Preferred Stock for (x) (i) 20 days (whether or not consecutive) or (ii) if in accordance with SECTION 3.b.(5)(B) of the Exchange Agreement the Corporation elects a Blackout Period of up to 30 consecutive days which commences more than 90 days after the Issuance Date, such greater number of days as shall equal the number of days the Blackout Period so elected is in effect (but in no event more than 30 days), in either the case of such clause (i) or such clause (ii) during the period commencing on the Issuance Date and ending on the first anniversary of the Issuance Date or (y) 60 days (whether or not consecutive) subsequent to August 29, 1997, to sell shares of Common Stock issued or issuable upon conversion of shares of Series D Preferred Stock pursuant to any Registration Statement (1) by reason of the requirements of the 1933 Act, the 1934 Act or any of the rules or regulations under either thereof or (2) due to such Registration Statement containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any other failure of such Registration Statement to comply with the rules and regulations of the SEC; or

                  6) The Corporation shall fail or default in the timely performance of any material obligation to a holder of shares of Series D Preferred Stock under the terms of this Amended and Restated Certificate of Incorporation or under the Exchange Agreement or any other agreement or document entered into in connection with the issuance of shares of Series D Preferred Stock, as such agreements and instruments may be amended from time to time.

                  "Optional Redemption Percentage" means 118%.

                  "Optional Redemption Price" means an amount in cash equal to the product obtained by multiplying (a) the sum of (i) $1,000 plus (ii) an amount equal to the accrued but unpaid dividends on the share of Series D Preferred Stock to be redeemed and any Arrearage Interest on dividends thereon in arrears to the applicable Optional Redemption Date times (b) the Optional Redemption Percentage.

                  "Parity Dividend Stock" means any class or series or the Corporation's capital stock ranking, as to dividends, on a parity with the Series D Preferred Stock.

                  "Parity Liquidation Stock" means any class or series of the Corporation's capital stock ranking, as to liquidation rights, on a parity with the Series D Preferred Stock.

                  "Permitted Indebtedness" means (i) Indebtedness which is outstanding and which would be reflected on a balance sheet of the Corporation as of the Issuance Date prepared in accordance with Generally Accepted Accounting Principles and (ii) Indebtedness incurred to finance (A) inventory or
(B) the lease or purchase of equipment (which Indebtedness shall be secured by such equipment) used in the Corporation's business, the outstanding amount thereof which does not exceed $10,000,000 during the first year after the Issuance Date, $15,000,000 during the second year after the Issuance Date and $30,000,000 during the third year after the Issuance Date.

                  "Person" means an individual, partnership, corporation, limited liability company, trust, incorporated organization, unincorporated association, joint stock company, government, governmental agency or political subdivision.

                  "Redemption Date" means December 30, 1998.

                  "Redemption Notice" means a Redemption Notice substantially in the form set forth in SECTION 14(b).

                  "Redemption Price" means an amount in cash equal to the product obtained by multiplying (i) the sum of (A) $1,000 plus (B) an amount equal to the accrued but unpaid dividends on such share of Series D Preferred Stock to be redeemed and any Arrearage Interest on dividends thereon in arrears to the date of payment of the Redemption Price times (ii) 130%.

                  "Registrable Securities" means the shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock and the shares of Common Stock issuable as dividends on the Series D Preferred Stock, and any stock or other securities into which or for which the Common Stock may hereafter be changed, converted or exchanged by the Corporation or its successor, as the case may be, and any other securities issued to holders of such Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event.

                  "Registration Statement" shall have the meaning provided in the Exchange Agreement.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Senior Dividend Stock" means the Series C Preferred Stock of the Corporation and any other class or series of capital stock of the Corporation ranking senior as to dividends to the Series D Preferred Stock.

                  "Senior Liquidation Stock" means the Series C Preferred Stock of the Corporation and any other class or series of capital stock of the Corporation ranking senior as to liquidation rights to the Series D Preferred Stock.

                  "Series C Conversion Agent" means Boston EquiServe Limited Partnership, as Servicing Agent for BankBoston, N.A., or its duly appointed successor who shall be serving as transfer agent and registrar for the Common Stock and who shall have been authorized by the Corporation to act as conversion agent for the Series C Preferred Stock.

                  "Series C Conversion Date" means (1) the date on which a notice of conversion of Series C Preferred Stock is actually received by the Series C Conversion Agent, whether by mail, courier, personal service, telephone line facsimile transmission or other means, in case of a conversion of shares of Series C Preferred Stock pursuant to SECTION 8(b)(i); or (2) the fourth anniversary of the Issuance Date, in the case of a conversion of shares of Series C Preferred Stock pursuant to SECTION 8(b)(ii).

                  "Series C Conversion Price" means an amount equal to 85% of the average Closing Price of the Common Stock for the ten Trading Day period ending three Trading Days prior to the Series C Conversion Date.

                  "Series D Conversion Agent" means BankBoston, N.A., or its duly appointed successor, who shall serve as conversion agent for the Series D Preferred Stock.

                  "Series D Conversion Date" means the date on which a Series D Conversion Notice is actually received by the Series D Conversion Agent, whether by mail, courier, personal service, telephone line facsimile transmission or other means, in case of a conversion of shares of Series D Preferred Stock pursuant to SECTION 8(c)(i).

                  "Series D Conversion Notice" means a Notice of Conversion of Series D Convertible Preferred Stock substantially in the form set forth in
SECTION 14(a).

                  "Series D Conversion Price" means the lesser of (a) $1.125 per share (subject to equitable adjustments from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends,
(iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock, (vi) distribution by the Corporation to all holders of Common Stock of evidences of indebtedness of the Corporation or cash (other than regular quarterly cash dividends), (vii) Tender Offers by the Corporation or any Subsidiary for, or other repurchases of shares of, Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding, and (viii) similar events relating to the Common Stock, in each case which occur, or with respect to which "ex-" trading of the Common Stock begins, on or after December 9, 1998, and on or before the applicable Series D Conversion Date) and (b) on any Series D Conversion Date, 90% of the lowest per share Trading Price during the applicable Measurement Period for such Series D Conversion Date in a trade in which neither the Holder nor any of its Affiliates was the seller, subject to adjustment in the case of such clause (a) and clause (b) in accordance with SECTION 7(c).

                  "Series D Preferred Stock" means the Series D Convertible Preferred Stock of the Corporation.

                  "Stockholder Approval" shall have the meaning provided in the Exchange Agreement.

                  "Tender Offer" means a tender offer or exchange offer.

                  "Trading Day" means a day on whichever of (x) the national securities exchange, (y) Nasdaq or (z) such other securities market, which at the time constitutes the principal securities market for the Common Stock is open for general trading of securities.

                  "Trading Price" on any date means the lowest sale price (regular way) for one share of the Common Stock on such date, on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (b) Nasdaq, or (c) such other securities market which constitutes the principal securities market for the Common Stock, in any such case as reported by Bloomberg, L.P. or if no such sale prices are so reported, then the representative bid price of the Common Stock as quoted by a broker or dealer which is a member firm of the NASD (in each such case subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends, (iii) combinations,
(iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Corporation to all holders of Common Stock of evidences of indebtedness of the Corporation or cash (other than regular quarterly cash dividends), (vii) Tender Offers by the Corporation or any subsidiary of the Corporation or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding, and (viii) similar events relating to the Common Stock, in each such case which occur on or after the Issuance Date); provided, however, that if on any Trading Day there shall be no reported sale price (regular way) of such security, the "Trading Price" on such Trading Day shall be the lowest sale price (regular way) of such security on the Trading Day next preceding such Trading Day on which a sale price (regular way) for such security has been so reported.

                  2. Rank. The shares of Series C Preferred Stock shall rank senior to the Series D Preferred Stock, and both the Series C Preferred Stock and the Series D Preferred Stock shall rank senior to the Series A Preferred Stock and the Common Stock and any shares of any other series of Preferred Stock or any shares of any other class of preferred stock of the Corporation, now or hereafter issued, as to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary. However, the relative rank of the Series D Preferred Stock to future issuances may be altered by written consent of the Majority Holders in advance of such issuance.

                  3. Dividend Rights.

                     a. Series A Preferred Stock. Subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. The Board of Directors shall not pay any dividend to the holders of the Common Stock unless and until it has paid an equivalent dividend, on a pro rata per share basis, to the holders of the Series A Preferred Stock.

                     b. Series C Preferred Stock. The holders of shares of Series C Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends paid semi-annually on May 31 and November 30 of each year to the holders of record of such shares on March 31 and September 30 of such year as follows: (i) a stock-on-stock dividend of $10.00 per annum, paid in arrears, in shares of Common Stock (valued at 85% of the average closing price of the Common Stock for the ten Trading Day period ending three Trading Days prior to the date on which the dividend is paid); plus (ii) a cash amount equaling 0.00005% of the Company's United States net sales, if any, for the preceding two calendar quarters of its SP-303/Provir product for the treatment of diarrhea less $5.00 (the value of the semi-annual stock dividend). Dividends on the shares of Series C Preferred Stock shall be cumulative. If under Delaware law, the Company is unable to pay the cash amount of the dividends, then this portion of the dividends shall be payable in shares of Common Stock (valued at 85% of the average closing price of the Common Stock for the ten Trading Day period ending three Trading Days prior to the date on which the dividend is paid).

                     c. Series D Preferred Stock

                  (i) The holders of shares of Series D Preferred Stock shall be entitled to receive, when, as, and if declared by the Board of Directors out of funds legally available for such purpose, dividends at the rate of $55 per annum per share, and no more (except as otherwise provided herein), which shall be fully cumulative, shall accrue without interest (except as otherwise provided herein as to dividends in arrears) from the date of original issuance of each share of Series D Preferred Stock and shall be payable quarterly on each Dividend Payment Date of each year commencing February 1, 1999 (except that if any such date is not a Business Day, then such dividend shall be payable on the next succeeding day that is a Business Day) to holders of record as they appear on the stock books of the Corporation on such record dates, not more than ten nor less than five days preceding the payment dates for such dividends, as shall be fixed by the Board. Notwithstanding any other provision hereof, the rate of dividends on the shares of Series D Preferred Stock shall be subject to increase in accordance with SECTION 7(c)(ii)(b)(iv).

                  Dividends on the Series D Preferred Stock shall be paid in cash or, subject to the limitations in SECTION 3(c)(ii), shares of Common Stock or any combination of cash and shares of Common Stock, at the option of the Corporation as hereinafter provided. The amount of the dividends payable per share of Series D Preferred Stock for each quarterly dividend period shall be computed by dividing the annual dividend amount by four. The amount of dividends payable for the initial dividend period and any period shorter than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. Dividends not paid on a Dividend Payment Date, whether or not such dividends have been declared, will bear Arrearage Interest until paid. No dividends or other distributions, other than dividends payable solely in shares of any Junior Dividend Stock, shall be paid or set apart for payment on any shares of Junior Dividend Stock, and no purchase, redemption, or other acquisition shall be made by the Corporation of any shares of Junior Dividend Stock unless and until all accrued and unpaid dividends on the Series D Preferred Stock and Arrearage Interest on dividends in arrears at the rate specified herein shall have been paid or declared and set apart for payment.

                  If at any time any dividend on any Senior Dividend Stock shall be in default, in whole or in part, no dividend shall be paid or declared and set apart for payment on the Series D Preferred Stock unless and until all accrued and unpaid dividends with respect to the Senior Dividend Stock, including the full dividends for the then current dividend period, shall have been paid or declared and set apart for payment, without interest. No full dividends shall be paid or declared and set apart for payment on any Parity Dividend Stock for any period unless all accrued but unpaid dividends (and Arrearage Interest on dividends in arrears) have been, or contemporaneously are, paid or declared and set apart for such payment on the Series D Preferred Stock. No full dividends shall be paid or declared and set apart for payment on the Series D Preferred Stock for any period unless all accrued but unpaid dividends have been, or contemporaneously are, paid or declared and set apart for payment on the Parity Dividend Stock for all dividend periods terminating on or prior to the date of payment of such full dividends. When dividends are not paid in full upon the Series D Preferred Stock and the Parity Dividend Stock, all dividends paid or declared and set apart for payment upon shares of Series D Preferred Stock (and Arrearage Interest on dividends in arrears) and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata, so that the amount of dividends paid or declared and set apart for payment per share on the Series D Preferred Stock and the Parity Dividend Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series D Preferred Stock and the Parity Dividend Stock bear to each other.

                  Any references to "distribution" contained in this SECTION 3(c) shall not be deemed to include any stock dividend or distributions made in connection with any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary.

                     (ii) If the Corporation elects in the exercise of its sole discretion to issue shares of Common Stock in payment of dividends on the Series D Preferred Stock with respect to any Dividend Payment Date, the Corporation shall (1) give notice to the holders of the Series D Preferred Stock at least 14 days prior to the applicable Dividend Payment Date of the Corporation's election to exercise such right and (2) deliver, or cause to be delivered, by the third Trading Day after such Dividend Payment Date to each holder of such shares the number of whole shares of Common Stock arrived at by dividing the per share Series D Conversion Price (determined as if the applicable Dividend Payment Date were a Series D Conversion Date) of such shares of Common Stock into the total amount of cash dividends such holder would be entitled to receive if the aggregate dividends on the Series D Preferred Stock held by such holder which are being paid in shares of Common Stock were being paid in cash; provided, however, that if shares of Common Stock for such dividend are not delivered to holders of Series D Preferred Stock on or prior to the third Trading Day after a Dividend Payment Date, then the Corporation shall not be entitled to pay such dividend in shares of Common Stock and such dividend, together with Arrearage Interest from the applicable Dividend Payment Date, shall be payable solely in cash. No fractional shares of Common Stock shall be issued in payment of dividends. In lieu thereof, the Corporation shall pay cash in an amount equal to the product of (x) the Trading Price of the Common Stock for the 12 consecutive Trading Days ending on and including the Trading Day immediately preceding such Dividend Payment Date times (y) the fraction of a share of Common Stock which would otherwise be issuable by the Corporation. The Corporation shall not exercise its right to issue shares of Common Stock in payment of dividends on Series D Preferred Stock if:

                        (A) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, together with the number of shares of Common Stock held in the Corporation's treasury, is insufficient to pay the portion of such dividends to be paid in shares of Common Stock;

                        (B) the issuance or delivery of shares of Common Stock as a dividend payment would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained;

                        (C) the shares of Common Stock to be issued as a dividend payment have not been authorized for listing, upon official notice of issuance, on any securities exchange or market on which the Common Stock is then listed; or have not been approved for quotation if the Common Stock is traded in the over-the-counter market;

                        (D) the Series D Conversion Price (determined as if the applicable Dividend Payment Date were a Series D Conversion Date) is less than the par value of one share of Common Stock;

                     (E) the shares of Common Stock to be issued as a dividend
(1) cannot be sold or transferred without restriction by holders of shares of Series D Preferred Stock who receive such shares of Common Stock as a dividend payment and who are not Affiliates of the Corporation or (2) are no longer listed on the NYSE, the AMEX or the Nasdaq;

                     (F) the issuance of shares of Common Stock in payment of dividends on Series D Preferred Stock held by any holder of shares of Series D Preferred Stock would result in such holder (including all Aggregated Persons of such holder) beneficially owning more than 4.9% of the Common Stock, determined as provided in the proviso to the second sentence of SECTION 8(c)(i)(a) or would result in the issuance to such holder (including all Aggregated Persons of such holder) of an aggregate number of shares of Common Stock upon conversion of shares of Series D Preferred Stock or in payment of dividends on shares of Series D Preferred Stock in excess of the 4.9% limitation provided in SECTION 8(c)(i)(b);

                     (G) an Optional Redemption Event shall have occurred and on the applicable Dividend Payment Date any holder of shares of Series D Preferred Stock shall be entitled to exercise optional redemption rights under SECTION 7(c)(ii) hereof by reason of such Optional Redemption Event or shall have exercised such optional redemption rights and the Corporation shall not have paid the applicable Optional Redemption Price.

            Shares of Common Stock issued in payment of dividends on Series D Preferred Stock pursuant to this SECTION shall be, and for all purposes shall be deemed to be, validly issued, fully paid and nonassessable shares of Common Stock of the Corporation; the issuance and delivery thereof is hereby authorized; and the dispatch in full thereof will be, and for all purposes shall be deemed to be, payment in full of the cumulative dividends to which holders are entitled on the applicable Dividend Payment Date.

                  (iii) Neither the Corporation nor any subsidiary of the Corporation shall (1) make any Tender Offer for outstanding shares of Common Stock, unless the Corporation contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any Person other than the Corporation or any subsidiary of the Corporation, unless such Person agrees with the Corporation to make an offer, in either such case to each holder of outstanding shares of Series D Preferred Stock to purchase for cash at the time of purchase in such Tender Offer the same percentage of shares of Series D Preferred Stock held by such holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer at a price per share of Series D Preferred Stock equal to the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000 plus
(2) an amount equal to the accrued but unpaid dividends on such share of Series D Preferred Stock and any Arrearage Interest on dividends thereon in arrears to the date of purchase pursuant to this SECTION 3(c)(iii) by (b) 0.9 and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, but for the purchase pursuant to such Tender Offer, be issuable on conversion in accordance with SECTION 9(a) of one share of Series D Preferred Stock if a Series D Conversion Notice were given by the holder of such share of Series D Preferred Stock on the date of purchase pursuant to such Tender Offer (determined without regard to any limitation on beneficial ownership contained in the second sentence of SECTION 8(c)(i)(a) or in SECTION 8(c)(i)(b) times (y) the price per share of Common Stock offered in such Tender Offer.

                  4. Series D Preferred Stock Capital. The amount to be represented in the capital account for the Series D Preferred Stock at all times for each outstanding share of Series D Preferred Stock shall be an amount at least equal to the sum of (1) $1,000 plus (2) to the extent that the corporation has surplus in its capital account, an amount equal to the accrued but unpaid dividends on such share of Series D Preferred Stock and any Arrearage Interest on dividends thereon in arrears to the date of determination plus (3) to the extent that the corporation has surplus in its capital account, an amount equal to the product obtained by multiplying (a) the sum of (1) $1,000 plus (2) an amount equal to the accrued but unpaid dividends on such share of Series D Preferred Stock and any Arrearage Interest on dividends thereon in arrears to the date of determination times (b) 18%. Upon original issuance of each share of Series D Preferred Stock, an amount equal to $1,000 shall be credited to the Series D Preferred Stock capital account of the corporation and, to the extent at such time the corporation has surplus in its capital account, an amount equal to the amount specified in the preceding clause (3) (or so much thereof as is in surplus) shall be transferred from surplus to the Series D Preferred Stock capital account. If at any time the corporation shall have credited to the Series D Preferred Stock capital account less than the full amount required by the preceding clauses (1) through (3), then (x) if at any time thereafter the corporation has surplus in its capital account, the corporation immediately shall transfer surplus to the Series D Preferred Stock capital account to the extent available and necessary to satisfy the requirements of the preceding clauses (1) through (3), (y) notwithstanding the particular shares of Series D Preferred Stock in respect of which an amount in excess of $1,000 per share of Series D Preferred Stock shall have been transferred to the Series D Preferred Stock capital account, any amount in excess of $1,000 for each outstanding share of Series D Preferred Stock shall be treated as Series D Preferred Stock capital pro rata for all outstanding shares of Series D Preferred Stock and (z) upon any conversion of a share of Series D Preferred Stock, an amount equal to $0.001 per share of common stock issued upon such conversion shall be credited to the common stock capital account and the balance in the Series D Preferred Stock capital account in respect of such converted share of Series D Preferred Stock shall be retained in the Series D Preferred Stock capital account, to the extent required under the preceding clauses (1) through (3). Nothing in this SECTION shall require the corporation in a balance sheet prepared in accordance with generally accepted accounting principles to reflect more than $1,000 per share in Series D Preferred Stock capital for purposes of such balance sheet, if such presentation would not be in accordance with generally accepted accounting principles, so long as the notes to any such balance sheet make adequate disclosure of the requirements of this SECTION and the capital accounts of the corporation for purposes of the general corporation law of the state of Delaware.

                  5. Liquidation Preference.

                     a. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution to the holders of the Series D Preferred Stock, the Series A Preferred Stock, and the Common Stock, out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount per share of Series C Preferred Stock equal to $100.00 plus any accrued and unpaid dividends and no more. In the event that the assets of the Corporation are insufficient to make the foregoing distribution, then the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series C Preferred Stock and any stock on parity with the Series C Preferred Stock with respect to liquidation rights in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation price of the shares of the Series C Preferred Stock with respect to liquidation rights, the holders of such shares shall not be entitled to any further participation in any distribution of the assets by the Corporation.

                     b. Upon the completion of the distribution required by
SECTION 5(a) above, if any assets remain in the Corporation, the holders of Series D Preferred Stock shall be entitled to receive out of such remaining assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, an amount per share of Series D Preferred Stock equal to the Liquidation Preference (as defined above) and no more, before any payment shall be made or any assets distributed to the holders of Junior Liquidation Stock, provided however, that such rights shall accrue to the holders of Series D Preferred Stock only in the event that the Corporation's payments with respect to the liquidation preference of the holders of Senior Liquidation are fully met. After the liquidation preferences of the Senior Liquidation Stock are fully met, the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series D Preferred Stock and any Parity Liquidation Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the liquidation price of the shares of the Series D Preferred Stock and the Parity Liquidation Stock, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. In the event that the assets of the Corporation are insufficient to make the foregoing distribution, then the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series D Preferred Stock and any stock on parity with the Series D Preferred Stock with respect to liquidation rights in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). With respect to the Series D Preferred Stock, neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities, or other property in and of itself will be considered a liquidation, dissolution, or winding up of the Corporation.

                     c. After payment in full of the liquidation price as set forth above in SECTIONS 5(a) and 5(b) above, if assets remain in the corporation, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, the amount of $8.147 (the "Original Issue Price") per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all accrued or declared but unpaid dividends on such share for each share of Series A Preferred Stock then held by such holder. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

                     d. After payment to the holders of the Series C Preferred Stock, Series D Preferred Stock, and Series A Preferred Stock of the amounts set forth in SECTIONS 5(a), (b), and (c), respectively, above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock and the Series A Preferred Stock in proportion to the shares of Common Stock then held by them and the shares of Common Stock which they then have the right to acquire upon conversion of the shares of Series A Preferred Stock then held by them. The holders of Series C Preferred Stock and Series D Preferred Stock shall not be entitled to any further participation in any distribution of assets by the Corporation, other than payment as set forth in SECTION 5(a) and 5(b), respectively.

                     e. With respect to the Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (except as limited with respect to Series D Preferred Stock as set forth in SECTION 5(b) above), (i) any acquisition of the Corporation by means of merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction) or (ii) a sale of all or substantially all of the assets of the Corporation or (iii) any other transaction or series of related transactions by the Corporation in which in excess of 50% of the Corporation's voting power is transferred, shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series C Preferred Stock and Series A Preferred Stock to receive at the closing thereof the amount as specified in
SECTION 5(a) and SECTION 5(c), respectively.

                     f. With respect to the holders of Series A Preferred Stock and Series C Preferred Stock, whenever the distribution provided for the holders of the Series A Preferred Stock in this SECTION 5 shall be payable in securities or property other than cash, the value of such distribution shall be as follows:

                        (i) Securities not subject to investment letter or other similar restrictions on free marketability:

                            (A) If traded on a securities exchange, the value
shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

                           (B) If actively traded over-the-counter, the value
shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) days prior to the closing; and

                           (C) If there is no active public market, the value
shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                     (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

                     (iii) In the event of any bona-fide dispute between the Corporation and one or more holders of the Series A Preferred Stock as to any fair market value determination under clauses (i)(C) or (ii) above, such dispute shall be resolved through binding arbitration under the rules of the American Arbitration Association, with the arbitration panel consisting of persons familiar with the valuation of public and private entities and such panel being advised, as to such valuation issues, by an investment bank of nationally recognized standing, the costs thereof to be borne by the non-prevailing party.

                  6. No Sinking Fund. The shares of Series D Preferred Stock shall not be entitled to the benefits of any sinking fund for the redemption or repurchase of shares of Series D Preferred Stock.

                  7. Redemption.

                     (a) Series A Preferred Stock. The Series A Preferred Stock is not redeemable.

                     (b) Series C Preferred Stock. The Series C Preferred Stock is not redeemable.

                     (c) Series D Preferred Stock. The Series D Preferred Stock is subject to the following redemption provisions:

                         (i) Redemption at Option of Corporation.

                             (A) Optional Redemption.

                                 (1) So long as (x) the Corporation shall be in
compliance in all material respects with its obligations to the holders of the Series D Preferred Stock (including, without limitation, its obligations under the Exchange Agreement and this Amended and Restated Certificate of Incorporation) and (y) on the date the Corporation gives the Redemption Notice and on the Redemption Date, the Corporation has Cash and Cash Equivalent Balances (excluding investment securities) which are sufficient, after taking into account the Corporation's cash requirements during the period from the date the Redemption Notice is given to the Redemption Date, to pay the Redemption Price of the shares of Series D Preferred Stock to be redeemed, the Corporation shall have the right to redeem all or any part of the outstanding shares of Series D Preferred Stock pursuant to this SECTION 7(c)(i)(A) at the Redemption Price. In order to exercise its right of redemption under this SECTION 7(c)(i)(A), the Corporation shall give a Redemption Notice to the holders of shares of Series D Preferred Stock not less than 20 or more than 30 days prior to the Redemption Date.

                                 (2) On the Redemption Date (or such later date
as a holder of shares of Series D Preferred Stock shall surrender to the Corporation the certificate(s) for the shares of Series D Preferred Stock redeemed), the Corporation shall pay to or upon the order of each holder of shares of Series D Preferred Stock by wire transfer of immediately available funds to such account as shall be specified for such purpose by such holder in an amount equal to the Redemption Price of all of such holder's shares of Series D Preferred Stock to be redeemed. A holder of shares of Series D Preferred Stock which are redeemed pursuant to this SECTION 7(c)(i)(A) shall not be entitled to payment of the Redemption Price of such shares of Series D Preferred Stock until such holder shall have surrendered the certificate(s) for such shares of Series D Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with SECTION 13. If the Corporation shall fail to pay the Redemption Price of any shares of Series D Preferred Stock in full when due, then the amount thereof shall bear interest to the extent not prohibited by applicable law at the rate of 12% per annum from the due date thereof until paid in full.

                                 (3) Notwithstanding the giving of a Redemption
Notice, each holder of shares of Series D Preferred Stock shall be entitled to convert in accordance with SECTION 8(c) any shares of Series D Preferred Stock which are to be redeemed at any time prior to (1) the Redemption Date or (2) if the Corporation fails to pay the Redemption Price in full to such holder on the Redemption Date, the date on which the Corporation pays the Redemption Price in full to such holder for all shares of Series D Preferred Stock to be redeemed from such holder.

                                 (4) Any redemption of shares of Series D
Preferred Stock pursuant to this SECTION 7(c)(i)(A) shall be made as nearly as practical pro rata from all holders of shares of Series D Preferred Stock outstanding, subject to reduction of the shares of Series D Preferred Stock to be redeemed from any holder by reason of conversions of shares of Series D Preferred Stock of such holder between the date the Redemption Notice is given and the Redemption Date.

                                 (5) Upon receipt by the Corporation from a
holder of shares of Series D Preferred Stock of certificates for shares of Series D Preferred Stock evidencing a greater number of shares of Series D Preferred Stock than the number of shares of Series D Preferred Stock to be redeemed in accordance with this SECTION 7(c)(i)(A), the Corporation shall, within three Trading Days after such surrender, issue and deliver to or upon the order of such holder a new certificate for the balance of shares of Series D Preferred Stock, if any.

                             (B) No Other Redemption at the Option of the
Corporation. Except as otherwise specifically provided in SECTION 7(a), the Corporation shall not have any right to redeem any shares of Series D Preferred Stock at the option of the Corporation.

                         (ii) Redemption Upon an Optional Redemption Event.

                              (a) Redemption Right Upon Optional Redemption
Event. If an Optional Redemption Event occurs, then each holder of shares of Series D Preferred Stock shall have the right, at such holder's option, to require the Corporation to redeem all of such holder's shares of Series D Preferred Stock, or any portion thereof, on the date that is three Business Days after the date of the Holder Notice given with respect to such Optional Redemption Event. Each holder of shares of Series D Preferred Stock shall have the right to require the Corporation to redeem all or any such portion of such holder's shares of Series D

Preferred Stock if an Optional Redemption Event occurs at any time while any of such holder's shares of Series D Preferred Stock are outstanding at a price per share of Series D Preferred Stock equal to the Optional Redemption Price.

                              (b) Notices; Method of Exercising Optional
Redemption Rights, Etc.

                                  (i) On or before the fifth Business Day
after the occurrence of an Optional Redemption Event, the Corporation shall give to each holder of outstanding shares of Series D Preferred Stock a Corporation Notice of the occurrence of such Optional Redemption Event and of the redemption right set forth herein arising as a result thereof. The Corporation Notice shall set forth:

                                      (A) the date by which the optional
redemption right must be exercised, which date shall be at least 30 days after the date such Corporation Notice is given, and

                                      (B) a description of the procedure (set
forth below) which each such holder must follow to exercise such holder's optional redemption right.

                                  No failure of the Corporation to give a
Corporation Notice or defect therein shall limit the right of any holder of shares of Series D Preferred Stock to exercise the optional redemption right or affect the validity of the proceedings for the redemption of such holder's shares of Series D Preferred Stock.

                                  (ii) To exercise its optional redemption
right, each holder of outstanding shares of Series D Preferred Stock shall deliver to the Corporation on or before the thirtieth day after a Corporation Notice is given to such holder (or if no Corporation Notice has been given to such holder, within forty days after such holder first learns of the Optional Redemption Event) a Holder Notice to the Corporation setting forth the name of such holder and the number of such holder's shares of Series D Preferred Stock to be redeemed. A Holder Notice may be revoked by such holder giving such Holder Notice by giving notice of such revocation to the Corporation at any time prior to the time the Corporation pays the Optional Redemption Price to such holder.

                                  (iii) If a holder of shares of Series D
Preferred Stock shall have given a Holder Notice, on the date which is three Business Days after the date such Holder Notice is given (or such later date as such holder surrenders such holder's certificates for the shares of Series D Preferred Stock redeemed) the Corporation shall make payment in immediately available funds of the applicable Optional Redemption Price to such account as specified by such holder in writing to the Corporation at least one Business Day prior to the applicable redemption date. A holder of shares of Series D Preferred Stock which are redeemed pursuant to this SECTION shall not be entitled to payment of the Optional Redemption Price of such shares of Series D Preferred Stock until such holder shall have surrendered the certificate(s) for such shares of Series D Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with SECTION 11.

                                  (iv) Notwithstanding any other provision of
this Amended and Restated Certificate of Incorporation, if an Optional Redemption Event occurs by reason of the occurrence of an event described in clause (1), (2) or (3) of the definition of the term Optional Redemption Event, and such occurrence is by reason of events which are not solely within the control of the Corporation, the Corporation shall have the right to give a Control Notice to the holders of shares of Series D Preferred Stock at any time after such Optional Redemption Event occurs and prior to the earlier of (1) the date on which all holders of shares of Series D Preferred Stock who had the right (other than as limited by this SECTION 7(c)(ii)(b)) to require redemption of any shares of Series D Preferred Stock by reason of the occurrence of such Optional Redemption Event no longer have such right and (2) the applicable Optional Redemption Date by reason of the earliest Holder Notice given by any holder of shares of Series D Preferred Stock by reason of such Optional Redemption Event. If the Corporation timely gives such Control Notice and an Adjustment Notice (which may be combined in a single notice) to the holders of shares of Series D Preferred Stock, then in lieu of payment of the Optional Redemption Price by reason of any such Optional Redemption Event and commencing on the first date on which such Optional Redemption Event occurs the following adjustments shall take effect:

                                  (A) In the case of an Optional Redemption
Event described in clause (1) of the definition of the term Optional Redemption Event, for a period of 180 days after the occurrence of such Optional Redemption Event (i) the Series D Conversion Price will be 80% of the amount which the Series D Conversion Price would otherwise be and (ii) the cumulative dividend shall accrue on each share of the Series D Preferred Stock at the rate of $180 per annum.

                                  (B) In the case of an Optional Redemption
Event described in clause (2) of the definition of the term Optional Redemption Event, for so long as such Optional Redemption Event continues (i) the Series D Conversion Price will be 80% of the amount which the Series D Conversion Price would otherwise be and (ii) the cumulative dividend shall accrue on each share of Series D Preferred Stock at the rate of $180 per annum.

                                  (C) In the case of an Optional Redemption
Event described in clause (3) of the definition of the term Optional Redemption Event, for so long as any shares of Preferred Stock are outstanding (i) the Series D Conversion Price will be 70% of the amount which the Series D Conversion Price would otherwise be and (ii) the cumulative dividend shall accrue on each share of Series D Preferred Stock at the rate of $300 per annum.

                  For purposes of this SECTION 7(c)(ii)(b)(iv), an Optional Redemption Event described in clause (1), (2) or (3) of the definition of the term Optional Redemption Event shall be deemed to have occurred by reason of events which are not solely within the control of the Corporation if a requirement of the Corporation to redeem, or a right of any holder of shares of Series D Preferred Stock to require redemption of, shares of Series D Preferred Stock by reason thereof would result in the Corporation being required to classify the Series D Preferred Stock as redeemable preferred stock on a balance sheet of the Corporation prepared in accordance with Generally Accepted Accounting Principles, and, in the case of an Optional Redemption Event described in clause (3) of the definition of the term Optional Redemption Event, the Board or the stockholders of the Corporation do not have the right to approve or disapprove the transactions resulting in such event.

                                  (d) Other.

                                      (1) If the Corporation fails to pay in
full when due the Optional Redemption Price for the number of shares of Series D Preferred Stock specified in a Holder Notice, then the amount thereof shall bear interest to the extent not prohibited by applicable law at the rate of 12% per annum from the due date thereof until paid in full.

                                      (2) In connection with a redemption
pursuant to these SECTIONS 7(c)(ii) of less than all of the shares of Series D Preferred Stock evidenced by a particular certificate, promptly, but in no event later than three Business Days after surrender of such certificate to the Corporation, the Corporation shall issue and deliver to such holder a replacement certificate for the shares of Series D Preferred Stock evidenced by such certificate which have not been redeemed.

                                      (3) A Holder Notice given by a holder of
shares of Series D Preferred Stock shall be deemed for all purposes to be in proper form unless the Corporation notifies such holder in writing within three Business Days after such Holder Notice has been given (which notice shall specify all defects in the Holder Notice), and any Holder Notice containing any such defect shall nonetheless be effective on the date given if such holder promptly undertakes in writing to correct all such defects. Notwithstanding the absence of any such undertaking from such holder, no such claim of error shall limit or delay performance of the Corporation's obligation to redeem all shares of Series D Preferred Stock not in dispute.

                  8. Conversion.

                     a. Series A Preferred Stock. The holders of Series A Preferred Stock have conversion rights as follows:

                        (i) Right to Convert. Each share of Series A Preferred Stock shall be convertible into one share of Common Stock, as adjusted for any stock dividends, combinations or splits with respect to such shares, provided, however, that the minimum number of shares which may be converted at anyone time shall be 75,000 shares or such lesser number of shares as shall be then outstanding.

                        (ii) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into Common Stock, upon the earlier to occur of:

                             (A) immediately in the event that at any time
prior to July 23, 1999, the closing sale price (the "Closing Sale Price") of the Corporation's Common Stock (as listed on the Nasdaq National Market) has for a period of sixty (60) consecutive trading days exceeded the Original Issue Price, which event shall be disclosed to each holder of the Series A Preferred Stock by written notification from the Corporation, in which event each share of Series A Preferred Stock shall automatically be converted into one share of Common

Stock, as appropriately adjusted for any stock dividends, combinations or splits with respect to such shares of Common Stock; or

                             (B) July 23, 1999, in which event each share of
Series A Preferred Stock shall automatically be converted into such number of shares of Common Stock as equals the Original Issue Price divided by the weighted-average Closing Sale Price for the sixty (60) consecutive trading days ending two days prior to July 23, 1999, but in no event more than the Original Issue Price divided by $6.00, in each case as appropriately adjusted for any stock dividends, combinations or splits with respect to such shares of Common Stock.

                        (iii) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice by mail, postage prepaid, or by facsimile, confirmed by mail, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series A Preferred Stock to be converted, or in the case of automatic conversion pursuant to SECTION 8(a)(ii), ten (10) days following written notification as provided in SECTION 8(a)(ii), and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                        (iv) Adjustments to Conversion Ratio for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Corporation at any time or from time to time after the purchase date of the Series A Preferred shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the number of shares of Common Stock into which the Series A Preferred Stock can be converted shall be proportionately decreased or increased, as appropriate. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                        (v) Adjustments for Reclassification and
Reorganization. If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in SECTION 8(a)(iv) above or a merger or other reorganization referred to in SECTION 5(f) above), the number of shares of such other class or classes of stock into which the Series A Preferred Stock shall be convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred Stock immediately before that change.

                        (vi) No Impairment. This Corporation will not, by amendment of its Certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this SECTION 8(a)(iv) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

                        (vii) No Fractional Shares and Certificate as to Adjustments.

                        (a) No fractional shares shall be issued upon conversion of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                        (b) Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock into which the Series A Preferred Stock can be converted pursuant to this SECTION 8(a)(iv), this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the conversion ratio at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred Stock.

                        (viii) Notices of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                        (ix) Reservation of Stock Issuable Upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                        (x) Notices. Any notice required by the provisions of this SECTION 8(a)(iv) to be given to the holders of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

                     b. Series C Preferred Stock. The holders of Series C Preferred Stock have conversion rights as follows:

                        (i) Conversion at the Option of the Holder. At any time at the option of the holder, Commencing twelve (12) months after the Issuance Date, the holders of the Series C Preferred Stock may convert at any time all or from time to time any part of their outstanding shares of Series C Preferred Stock into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as equals the greater of (A) 16.6667 shares of Common Stock or (B) such number of shares of Common Stock as equals $100.00 divided by the Series C Conversion Price on the applicable Series C Conversion Date.

                        (ii) Mandatory Conversion. Each share of Series C Preferred Stock shall automatically convert, on the fourth anniversary of the Issuance Date, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as equals the greater of (A) 16.6667 shares of Common Stock or (B) such number of shares of Common Stock as equals $100.00 divided by the Series C Conversion Price on the applicable Series C Conversion Date.

                        (iii) Mechanics of Conversion. Before any holder of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Transfer Agent, and shall give written notice by mail, postage prepaid, or by facsimile, confirmed by mail, to the Transfer Agent at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver or cause to be issued and delivered to such holder of the Series C Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the applicable Conversion Date, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date; provided, however, that a holder of Series C Preferred Stock shall not be entitled to receive the shares of Common Stock issuable upon any such conversion of shares of Series C Preferred Stock until such holder surrenders to the Corporation or the Transfer Agent the certificate for the shares of Series C Preferred Stock so converted.

                        (iv) Adjustments to Conversion Ratio for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Corporation at any time or from time to time after the purchase date of the Series C Preferred shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the number of shares of Common Stock into which the Series C Preferred Stock can or shall be converted, to the extent such number is determined under either SECTION 8(b)(i)(A) or 8(b)(ii)(A), shall be proportionately decreased or increased, as appropriate. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                        (v) Adjustments for Reclassification and
Reorganization. If the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in SECTION 8(b)(ii) above or a merger or other reorganization referred to in SECTION 4(f) above), the number of shares of such other class or classes of stock into which the Series C Preferred Stock shall be convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series C Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series C Preferred Stock immediately before that change.

                        (vi) No Impairment. This Corporation will not, by amendment of its Certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this SECTION 8(b) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

                             (vii) No Fractional Shares and Certificate as to
Adjustments.

                                   (A) No fractional shares shall be issued upon
conversion of the Series C Preferred Stock, but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of shares of Series C Preferred Stock surrendered for conversion at one time by the same holder, the Corporation shall pay in cash to such holder at the time of issuance of shares of Common Stock in connection with such conversion an amount equal to the product of (i) an amount equal to the average closing price of a share of Common Stock for the 10 Trading Day period ending three Trading Days prior to the Conversion Date times (ii) such fraction of a share of Common Stock. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                                   (B) Upon the occurrence of each adjustment or
readjustment of the number of shares of Common Stock into which the Series C Preferred Stock can be converted pursuant to this SECTION 8(b), this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and, upon the written request at any time of any holder of Series C Preferred Stock, prepare and furnish to such holder of Series C Preferred Stock a certificate setting forth (A) such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, (B) the conversion ratio at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

                             (viii) Notices of Record Date. In the event of any
taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series C Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                             (ix) Reservation of Stock Issuable Upon
Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of
(i) effecting the conversion of the Series C Preferred Stock and (ii) of effecting the issuance of any shares of Common Stock issuable upon any stock-for-stock dividend declared on the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to (a) effect the conversion of all outstanding shares of the Series C Preferred Stock and (b) to effect the issuance of any shares of Common Stock issuable upon any stock-for-stock dividend declared on the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to (x) effect the conversion of all the then outstanding Series C Preferred Stock or
(y) effect the issuance of any shares of Common Stock issuable upon any stock-for-stock dividend declared on the Series C Preferred Stock, then, in addition to such other remedies as shall be available to the holder of such Series C Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                     b. Notices. Any notice required by the provisions of this
SECTION 8(b) to be given to the holders of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Corporation.

                     c. Series D Preferred Stock. The holders of Series D Preferred Stock shall have conversion rights as follows:

                        (i) Conversion at the Option of the Holder.

                            (a) Conversion Right. The holders of the Series D
Preferred Stock may convert at any time all or from time to time any part of their outstanding shares of Series D Preferred Stock into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided. Commencing on the Issuance Date, and at any time thereafter, each share of Series D Preferred Stock may be converted at the office of the Corporation or at such additional office or offices, if any, as the Board of Directors may designate, into such number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) determined by dividing (x) the sum of (i) $1,000 plus (ii) an amount equal to the accrued but unpaid dividends on the share of Series D Preferred Stock being converted and any Arrearage Interest on dividends thereon in arrears to the applicable Series D Conversion Date by (y) the Series D Conversion Price on the applicable Series D Conversion Date; provided, however, that in no event shall any holder of shares of Series D Preferred Stock be entitled to convert any shares of Series D Preferred Stock in excess of that number of shares of Series D Preferred Stock upon conversion of which the sum of
(1) the number of shares of Common Stock beneficially owned by such holder (including shares of Common Stock beneficially owned by all Aggregated Persons of such holder) (other than shares of Common Stock deemed beneficially owned by such holder or any Aggregated Person of such holder through the ownership of (x) unconverted shares of Series D Preferred Stock and (y) the unconverted or unexercised portion of any instrument which contains limitations similar to those set forth in this sentence) and (2) the number of shares of Common Stock issuable upon the conversion of the number of shares of Series D Preferred Stock with respect to which the determination in this proviso is being made, would result in beneficial ownership by such holder and all Aggregated Persons of such holder of more than 4.9% of the outstanding shares of Common Stock.

                            (b) Certain Limitations on Conversion Rights.
Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation, in no event shall any holder of shares of Series D Preferred Stock be entitled on any date to convert a number of shares of Series D Preferred Stock in excess of that number of shares of Series D Preferred Stock upon conversion of which such holder and any Aggregated Person of such holder would have acquired, through conversion of shares of Series D Preferred Stock or otherwise, a number of shares of Common Stock in excess of the Converted Restriction Amount during the 30-day period ending on and including the date of the determination being made pursuant to this SECTION 8(c)(i)(b) (other than shares of Common Stock deemed beneficially owned by such holder or any Aggregated Person of such holder through the ownership of (x) unconverted shares of Series D Preferred Stock and (y) the unconverted or unexercised portion of any instrument which contains limitations similar to those set forth in this sentence).

                            (c) Beneficial Ownership. For purposes of the
proviso to the second sentence of SECTION 8(c)(i)(b) and for purposes of SECTION 8(c)(i)(b), (x) beneficial ownership shall be determined in accordance with
SECTION 13(d) of the 1934 Act and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the proviso to the second sentence of
SECTION 8(c)(i)(b) or as provided in SECTION 8(c)(i)(b) and (y) the Corporation shall be entitled to rely, and shall be fully protected in relying, on any statement or representation made by a holder of shares of Series D Preferred Stock to the Corporation in connection with a particular conversion, without any obligation on the part of the Corporation to make any inquiry or investigation or to examine its records or the records of any transfer agent for the Common Stock and without any liability of the Corporation with respect thereto.

                     (ii) Other Provisions.

                          (a) The holders of shares of Series D Preferred Stock
at the close of business on the record date for any dividend payment to holders of Series D Preferred Stock shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date notwithstanding the conversion thereof after the record date for such dividend payment date or the Corporation's default in payment of the dividend due on such dividend payment date; provided, however, that the holder of shares of Series D Preferred Stock converted during the period between the close of business on any record date for a dividend payment and the opening of business on the corresponding dividend payment date must pay to the Corporation, within five days after receipt by such holder, an amount equal to the dividend payable on such shares on such dividend payment date if such dividend is paid by the Corporation to such holder. A holder of shares of Series D Preferred Stock on a record date for a dividend payment who (or whose transferee) converts any of such shares into shares of Common Stock on or after such dividend payment date will receive the dividend payable by the Corporation on such shares of Series D Preferred Stock on such dividend payment date, and the converting holder need not make any payment of the amount of such dividend in connection with such conversion of shares of Series D Preferred Stock. Except as provided above, no adjustment shall be made in respect of cash dividends on Common Stock or Series D Preferred Stock that may be accrued and unpaid at the date of conversion of shares of Series D Preferred Stock.

                          (b) The right of the holders of Series D Preferred
Stock to convert their shares shall be exercised by delivering (which may be made by telephone line facsimile transmission, which shall be conclusively deemed for all purposes of this Amended and Restated Certificate of Incorporation to have been given on the date sent if the sender shall have received electronic confirmation of the receipt by the Series D Conversion Agent of such facsimile transmission) to the Series D Conversion Agent a Series D Conversion Notice at the address or telephone line facsimile number provided in the form of Series D Conversion Notice set forth in SECTION 14(a) (or such other address or facsimile number of the Series D Conversion Agent as shall be provided by the Corporation by notice to the holders of the shares of Series D Preferred Stock), with a copy to the Corporation at its address or telephone line facsimile number provided in or pursuant to SECTION 12; provided, however, that any failure or delay in giving a copy of a Series D Conversion Notice to the Corporation shall not affect the validity of or Series D Conversion Date for such Series D Conversion Notice. The number of shares of Common Stock to be issued upon each conversion of shares of Series D Preferred Stock shall be the number set forth in the applicable Series D Conversion Notice, which number shall be conclusive absent manifest error. The Corporation shall notify a holder who has given a Series D Conversion Notice of any claim of manifest error within three Trading Days after such holder gives such Series D Conversion Notice, and no such claim of error shall limit or delay performance of the Corporation's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Series D Conversion Notice shall be deemed for all purposes to be in proper form unless the Corporation notifies a holder of shares of Series D Preferred Stock being converted within three Trading Days after a Series D Conversion Notice has been given (which notice shall specify all defects in such Series D Conversion Notice), and any Series D Conversion Notice containing any such defect shall nonetheless be effective on the date given if the converting holder agrees to correct all such defects promptly.

                          (c) If a holder of Series D Preferred Stock elects to
convert any shares of Series D Preferred Stock in accordance with SECTION 8(c)(i), such holder shall not be required to surrender the certificate(s) representing such shares of Series D Preferred Stock physically to the Corporation unless all of the shares of Series D Preferred Stock represented thereby are so converted. Each holder of shares of Series D Preferred Stock and the Corporation shall maintain records showing the number of shares so converted and the dates of such conversions or shall use such other method, satisfactory to such holder and the Corporation, so as to not require physical surrender of such certificates upon each such conversion. In the event of any dispute or discrepancy, such records of the Corporation shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any shares of Series D Preferred Stock evidenced by a particular certificate therefor are converted as aforesaid, the holder of Series D Preferred Stock may not transfer the certificate(s) representing such shares of Series D Preferred Stock unless such holder first physically surrenders such certificate(s) to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such holder of shares of Series D Preferred Stock new certificate(s) of like tenor, registered as such holder of shares of Series D Preferred Stock (upon payment by such holder of shares of Series D Preferred Stock of any applicable transfer taxes) may request, representing in the aggregate the remaining number of shares of Series D Preferred Stock represented by such certificate(s). Each holder of shares of Series D Preferred Stock, by acceptance of a certificate for such shares, acknowledges and agrees that (1) by reason of the provisions of this paragraph, following conversion of any shares of Series D Preferred Stock represented by such certificate, the number of shares of Series D Preferred Stock represented by such certificate may be less than the number of shares stated on such certificate and (2) the Corporation may place one or more legends on the certificates for shares of Series D Preferred Stock which refers to or describes the provisions of this paragraph. The Corporation may by notice to any holder of shares of Series D Preferred Stock require such holder to surrender the certificate(s) for such holder's shares of Series D Preferred Stock in exchange for issuance by the Corporation of one or more new certificates for the number of shares evidenced by the certificate(s) so surrendered.

                          (d) The Corporation shall pay any transfer tax
arising in connection with any conversion of shares of Series D Preferred Stock except that the Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series D Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. A holder of shares of Series D Preferred Stock who converts such shares shall be responsible for the amount of any withholding tax payable in connection with such conversion.

                          (e) (1) The Corporation shall duly reserve and at all
times prior to the Stockholder Approval will continue to reserve 6,285,000 shares of its authorized and unissued Common Stock, free from preemptive rights, for issuance upon conversion of the shares of Series D Preferred Stock (subject to reduction from time to time for shares of Common Stock issued upon conversion of shares of Series D Preferred Stock). From and after the date of the Stockholder Approval, the Corporation will duly reserve, free from preemptive rights, for issuance upon conversion of the shares of Series D Preferred Stock a number of shares of its authorized and issued Common Stock equal to 175% of the number of shares of Common Stock which would be issuable on conversion of all authorized shares of Series D Preferred Stock on the Issuance Date if all of such shares of Series D Preferred Stock were outstanding on such date (determined without regard to the limitations on conversion continued in SECTION 8(c)(i), subject to reduction from time to time for shares of Common Stock issued upon conversion of shares of Series D Preferred Stock. The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) equal to the number of shares of Common Stock (or such common stock) issuable upon conversion of the Series D Preferred Stock outstanding, determined without regard to any limitation on beneficial ownership contained in SECTION 8(c)(i), are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of the next succeeding paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series D Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series D Preferred Stock on the new basis. If at any time the number of authorized but unissued shares of Common Stock shall be insufficient to permit the Corporation to reserve such number of shares of Common Stock, the Corporation promptly shall seek such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient to meet such requirement.

                              (2) The Initial Reserve Amount shall be allocated
among the shares of Series D Preferred Stock at the time of initial issuance thereof pro rata based on the total number of authorized shares of Series D Preferred Stock provided in Article IV(B). Each certificate for shares of Series D Preferred Stock initially issued shall bear a notation as to the number of shares constituting the portion of the Initial Reserve Amount allocated to the shares of Series D Preferred Stock represented by such certificate for purposes of conversion thereof. Upon surrender of any certificate for shares of Series D Preferred Stock for transfer or re-registration thereof (or, at the option of the holder of such certificate, for conversion pursuant to SECTION 8(c)(i) of less than all of the shares of Series D Preferred Stock represented thereby), the Corporation shall make a notation on the new certificate issued upon such transfer or re-registration or evidencing such unconverted shares, as the case may be, as to the number of shares of Common Stock from the Initial Reserve Amount remaining available for conversion of the shares of Series D Preferred Stock evidenced by such new certificate. If any certificate for shares of Series D Preferred Stock is surrendered for division into two or more certificates representing an aggregate number of shares of Series D Preferred Stock equal to the number of shares of Series D Preferred Stock represented by the certificate so surrendered (as reduced by any contemporaneous conversion of shares of Series D Preferred Stock represented by the certificate so surrendered), each certificate issued on such division shall bear a notation of the portion of the Initial Reserve Amount allocated thereto determined by pro rata allocation of the remaining portion of the Initial Reserve Amount allocated to the certificate so surrendered. If any shares of Series D Preferred Stock represented by a single certificate are converted in full pursuant to SECTION 8(c), all of the portion of the Initial Reserve Amount allocated to such shares of Series D Preferred Stock which remains unissued after such conversion shall be re-allocated pro rata to the outstanding shares of Series D Preferred Stock held of record by the holder of record at the close of business on the date of such conversion of the shares of Series D Preferred Stock so converted, and if there shall be no other shares of Series D Preferred Stock held of record by such holder at the close of business on such date, then such portion of the Initial Reserve Amount shall be allocated pro rata among the shares of Series D Preferred Stock outstanding at the close of business on such date. The provisions of this SECTION 8(c)(ii)(E) shall be inapplicable after the Stockholder Approval is obtained. If shares of Series D Preferred Stock are not issued to MMC/GATX in accordance with this
Article IV(B), the shares from the Initial Reserve Amount which were available for allocation to such shares of Series D Preferred Stock shall be allocated to the issued shares of Series D Preferred Stock pro rata based on the amounts thereof initially issued.

                          (f) (1) In case of any consolidation or merger of the
Corporation with any other corporation (other than a wholly-owned subsidiary of the Corporation) in which the Corporation is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series D Preferred Stock then outstanding shall have the right thereafter to convert such shares of Series D Preferred Stock into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of shares of Common Stock into which such shares of Series D Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer, or share exchange and on a basis which preserves the economic benefits of the conversion rights of the holders of shares of Series D Preferred Stock on a basis as nearly as practical as such rights exist hereunder prior thereto. If, in connection with any such consolidation, merger, sale, transfer, or share exchange, each holder of shares of Common Stock is entitled to elect to receive securities, cash, or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series D Preferred Stock the right to elect prior to the completion of such transaction the securities, cash, or other assets into which the Series D Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). Notwithstanding the forgoing, in connection with any such merger, consolidation, sale, transfer or exchange, the Corporation shall have the right, in lieu of making provision for preservation of economic benefits of the conversion rights of the holders of shares of Series D Preferred Stock, to redeem all outstanding shares of Series D Preferred Stock immediately after completion of such transaction at a redemption price per share of Series D Preferred Stock in cash equal to the Business Combination Redemption Price. Such right of redemption shall be exercised by notice from the Corporation to the holders of shares of Series D Preferred Stock stating that the Corporation is exercising its redemption right under this SECTION 8(c)(ii)(f), which notice shall be given at least 20 days and not more than 30 days prior to completion of such transaction and shall specify that such redemption shall occur on the Business Day immediately following the date of completion of such transaction. On the date specified in such notice (or such later date as a holder of shares of Series D Preferred Stock surrenders such holder's certificates for shares of Series D Preferred Stock redeemed) the Corporation shall make payment in immediately available funds of the applicable Business Combination Redemption Price to each holder of shares of Series D Preferred Stock to be redeemed to such account as specified by such holder in writing to the Corporation at least one Business Day prior to such payment of the Business Combination Redemption Price. A holder of shares of Series D Preferred Stock which are redeemed pursuant to this SECTION 8(c)(ii)(f) shall not be entitled to payment of the Business Combination Redemption Price of such shares of Series D Preferred Stock until such holder shall have surrendered the certificate(s) for such shares of Series D Preferred Stock to the Corporation or, in the case of the loss, theft or destruction of any such certificate, given indemnity in accordance with SECTION 14. If the Corporation shall fail to pay the Business Combination Redemption Price of any shares of Series D Preferred Stock in full when due, then the amount thereof shall bear interest to the extent not prohibited by applicable law at the rate of 12% per annum from the due date thereof until paid in full. Notwithstanding the giving of a notice of redemption pursuant to this SECTION 8(c)(ii)(f), each holder of shares of Series D Preferred Stock shall be entitled to convert in accordance with this SECTION 8(c)(ii)(f) any shares of Series D Preferred Stock which are to be redeemed at any time prior to (1) the redemption date specified in the notice of redemption or (2) if the Corporation fails to pay the Business Combination Redemption Price in full to such holder when due, the date on which the Corporation pays the Business Combination Redemption Price in full to such holder for all shares of Series D Preferred Stock to be redeemed from such holder. The Corporation shall not effect any such transaction unless it shall have complied with the provisions of this paragraph. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

                              (2) Whenever the Corporation shall propose to
take any of the actions specified in this SECTION 8(c)(ii)(f)(2), the Corporation shall cause a notice to be mailed, at least 20 days prior to the date on which the books of the Corporation will close or on which the security holders entitled to participate in such transaction will be determined, to the holders of record of the outstanding Series D Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.

                              (g) Upon receipt by the Series D Conversion Agent
from a holder of shares of Series D Preferred Stock of a Series D Conversion Notice, the Corporation shall issue and deliver or cause to be issued and delivered to or upon the order of such holder certificates for the Common Stock issuable upon such conversion by the close of business on the third Trading Day after such Series D Conversion Notice is received, and as of the close of business on the date of such receipt such holder (or such holder's assignee) shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares of Series D Preferred Stock so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash, or other assets, as herein provided, on such conversion. If a holder of Series D Preferred Stock shall have given a Series D Conversion Notice in accordance with the terms of this Amended and Restated

Certificate of Incorporation, the Corporation's obligation to issue and deliver the certificates for Common Stock issuable upon such conversion shall be absolute and unconditional, irrespective of any action or inaction by the converting holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Corporation to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other Person of any obligation to the Corporation, or any violation or alleged violation of law by such holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such holder in connection with such conversion; provided, however, that nothing herein shall limit or prejudice the right of the Corporation to pursue any such claim in any other manner permitted by applicable law.

                  The occurrence of an event which requires an equitable adjustment of the Trading Price as contemplated by the definition thereof in
SECTION 1 shall in no way restrict or delay the right of any holder of shares of Series D Preferred Stock to receive shares of Common Stock upon conversion of shares of Series D Preferred Stock, and the Corporation shall use its best efforts to implement each such adjustment on terms reasonably acceptable to the Majority Holders within two Trading Days after such occurrence.

                  If the Corporation fails to issue and deliver the certificates for the Common Stock to the holder converting shares of Series D Preferred Stock as and when required to do so, in addition to any other liabilities the Corporation may have hereunder and under applicable law (1) the Corporation shall pay or reimburse such holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by such holder as a result of such failure, (2) the Series D Conversion Price applicable to such conversion shall be reduced by one-tenth of a percentage point from the Series D Conversion Price otherwise applicable to such conversion for each Trading Day during the period from the date the Corporation was required to deliver such shares of Common Stock to the date the Corporation so delivers such shares of Common Stock; provided, however, that in no event shall any such reduction be made for any Trading Day in such period which is after the date which is 120 days after the date the Corporation was required to deliver such shares of Common Stock in connection with such conversion, and (3) such holder may by written notice or oral notice (promptly confirmed in writing) given at any time prior to delivery to such holder of the certificates for the shares of Common Stock issuable upon such conversion of shares of Series D Preferred Stock, rescind such conversion, whereupon such holder shall have the right to convert such shares of Series D Preferred Stock thereafter in accordance herewith; provided, however, that the Corporation shall not be liable to any holder of shares of Series D Preferred Stock under the preceding clause
(1) or clause (2) to the extent the failure of the Corporation to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Corporation (it being understood that the action or failure to act of the Series D Conversion Agent shall not be deemed an event outside the control of the Corporation except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, the bankruptcy, liquidation or reorganization of the Series D Conversion Agent under any bankruptcy, insolvency or other similar law or any similar event outside the control of the Series

D Conversion Agent). A holder of shares of Series D Preferred Stock who has given a Series D Conversion Notice shall notify the Corporation in writing (or by telephone conversation, confirmed in writing) as promptly as practicable after becoming aware that shares of Common Stock issued upon such conversion have not been received as provided in this SECTION 8(c)(vii).

                              (h) No fractional shares. No fractional shares of
Common Stock shall be issued upon conversion of Series D Preferred Stock but, in lieu of any fraction of a share of Common Stock and the related right which would otherwise be issuable in respect of the aggregate number of shares of Series D Preferred Stock surrendered for conversion at one time by the same holder, the Corporation shall pay in cash to such holder at the time of issuance of shares of Common Stock in connection with such conversion an amount equal to the product of (A) the arithmetic average of the Market Price of a share of Common Stock on the three consecutive Trading Days ending on the Trading Day immediately preceding the Series D Conversion Date times (B) such fraction of a share of Common Stock

                  9. Voting Rights.

                  Except as otherwise required by law or expressly provided herein, each share of Series A Preferred Stock and Series C Preferred Stock shall have voting rights and powers equal to the voting rights and powers of the Common Stock (except as otherwise expressly provided herein or as required by law, voting together with the Common Stock as a single class) and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

                  Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock could then be converted. Each holder of shares of Series C Preferred Stock shall be entitled (i) during the first year after the issuance thereof to six votes for each one share held and
(ii) thereafter, to one vote for each share of Common Stock into which such share of Series C Preferred Stock is convertible on the record date for the matter to be voted upon. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held.

                  Except as otherwise required by law or expressly provided herein, shares of Series D Preferred Stock shall not be entitled to vote on any matter.

                  a. Series D Voting Rights and Restrictions.

                     (1) Certificate of Incorporation; Certain Stock. The affirmative vote or written consent of the Majority Holders, voting separately as a class, will be required for (i) any amendment, alteration, or repeal, whether by merger or consolidation or otherwise, of the Corporation's Certificate of Incorporation if the amendment, alteration, or repeal materially and adversely affects the rights, preferences or privileges of the Series D Preferred Stock, or (ii) the creation or issuance of any Senior Dividend Stock or Senior Liquidation Stock; provided, however, that any increase in the authorized Preferred Stock of the Corporation or the creation and issuance of any stock which is both Junior Dividend and Junior Liquidation Stock shall not be deemed to affect materially and adversely such rights, preferences or privileges and any such increase or creation and issuance may be made without any such vote by the holders of Series D Preferred Stock except as otherwise required by law; and provided further, however, that no such amendment, alteration or repeal shall (A) reduce the Optional Redemption Price, Redemption Price or the amount payable to a holder of shares of Series D Preferred Stock pursuant to SECTION 3(c)(iii), (B) reduce the percentage in, or otherwise change the definition of Majority Holders, (C) change the method of calculating the Series D Conversion Price in a manner adverse to the holders of shares of Series D Preferred Stock or reduce the number of shares of Common Stock issuable upon any conversion of shares of Series D Preferred Stock, or (D) amend, modify or repeal any provision of this SECTION 9(a)(1), unless in each such case referred to in the preceding clauses (A) through (D) such amendment, modification or repeal has been approved by the affirmative vote or written consent of the holders of all outstanding shares of Series D Preferred Stock, voting separately or as a class.

                     (2) Repurchases of Series D Preferred Stock. The Corporation shall not repurchase or otherwise acquire any shares of Series D Preferred Stock (other than pursuant to SECTION 7(c)(i) unless the Corporation offers to repurchase or otherwise acquire simultaneously a pro rata portion of each holder's shares of Series D Preferred Stock for cash at the same price per share.

                     (3) Other. So long as any shares of Series D Preferred Stock are outstanding:

                         (a) Limitation on Indebtedness. The Corporation will
not itself, and will not permit any subsidiary of the Corporation to, create, assume, incur, in any manner become liable in respect of, including, without limitation, by reason of any business combination transaction, or suffer to exist (all of which are referred to herein as "incurring"), any Indebtedness other than Permitted Indebtedness.

                         (b) Payment of Obligations. The Corporation will pay
and discharge, and will cause each subsidiary of the Corporation to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

                         (c) Maintenance of Property; Insurance.

                         (i) The Corporation will keep, and will cause each
subsidiary of the Corporation to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted

                         (ii) The Corporation will maintain, and will cause
each subsidiary of the Corporation to maintain, with financially sound and responsible insurance companies, insurance in at least such amounts and against such risks as are usually insured against in the same geographic region by companies of comparable size that are engaged in the same or a similar business, subject to customary deductibles.

                         (d) Conduct of Business and Maintenance of Existence.
The Corporation will continue, and will cause each subsidiary of the Corporation to continue, to engage in business of the same general type as conducted by the Corporation and such subsidiaries on December 9, 1998, the date the Certificate of Designation for the Series D Preferred Stock was filed with the Secretary of State of Delaware, and will preserve, renew and keep in full force and effect, and will cause each subsidiary of the Corporation to preserve, renew and keep in full force and effect, their respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

                         (e) Compliance with Laws. The Corporation will comply,
and will cause each subsidiary of the Corporation to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Corporation and its subsidiaries taken as a whole.

                         (f) Investment Company Act. The Corporation will not
be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under SECTION 8 of the Investment Company Act of 1940, as amended, or any successor provision.

                         (g) Transactions with Affiliates. The Corporation will
not, and will not permit any subsidiary of the Corporation to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or Indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any Affiliate of the Corporation, except, on terms to the Corporation or such subsidiary no less favorable than terms that could be obtained by the Corporation or such subsidiary from a Person that is not an Affiliate of the Corporation, as determined in good faith by the Board of Directors.

                  10. Status of Converted or Redeemed Stock. In the event any Series A Preferred Stock or Series C Preferred Stock shall be converted pursuant to SECTION 8(a) or 8(b), respectively, hereof, the shares so converted shall be promptly canceled after the conversion thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                  11. Outstanding Shares. For purposes of the Certificate of Designation for the Series D Convertible Preferred Stock filed on December 9, 1998, all shares of Series D Preferred Stock shall be deemed outstanding except
(i) from the date a Series D Conversion Notice is given by a holder of Series D Preferred Stock, all shares of Series D Preferred Stock converted into Common Stock and (ii) from the date of registration of transfer, all shares of Series D Preferred Stock held of record by the Corporation or any subsidiary or Affiliate (as defined herein) of the Corporation (other than any original holder of shares of Series D Preferred Stock) and (iii) from the applicable Redemption Date, Optional Redemption Date or date of redemption pursuant to SECTION 8(c)(ii)(f), all shares of Series D Preferred Stock which are redeemed, so long as in each case the Redemption Price, Optional Redemption Price or Business Combination Redemption Price, as the case may be, of such shares of Series D Preferred Stock shall have been paid by the Corporation as and when due hereunder.

                  12. Notices. Any notices required or permitted to be given under the terms of this Certificate of Incorporation shall be in writing and shall be delivered personally (which shall include telephone line facsimile transmission) or by courier, and shall be deemed given upon receipt, (a) in the case of the Corporation, addressed to the Corporation at 213 East Grand Avenue, South San Francisco, California 94080, Attention: President and Chief Executive Officer (telephone line facsimile transmission number (650) 873-8367), or (b) in the case of any holder of shares of Series D Preferred Stock, at such holder's address or telephone line facsimile transmission number shown on the stock books maintained by the Corporation with respect to the Series D Preferred Stock or such other address as the Corporation shall have provided by notice to the holders of shares of Series D Preferred Stock in accordance with this SECTION or any holder of shares of Series D Preferred Stock shall have provided to the Corporation in accordance with this SECTION.

                  13. Replacement of Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the ownership of and the loss, theft, destruction or mutilation of any certificate for shares of Series C Preferred Stock or Series D Preferred Stock and (1) in the case of loss, theft or destruction, of indemnity from the record holder of the certificate for such shares of Series C Preferred Stock or Series D Preferred Stock reasonably satisfactory in form to the Corporation (and without the requirement to post any bond or other security) or (2) in the case of mutilation, upon surrender and cancellation of the certificate for such shares of Series C Preferred Stock or Series D Preferred Stock, the Corporation will execute and deliver to such holder a new certificate for such shares of Series C Preferred Stock or Series D Preferred Stock without charge to such holder.

                  14. Forms of Notices.

                  a. Notice of Conversion of Series D Convertible Preferred
Stock.




                              NOTICE OF CONVERSION
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF
                          SHAMAN PHARMACEUTICALS, INC.


TO:   BankBoston, N.A.,
      as Conversion Agent
      150 Royall Street
      Canton, Massachusetts 02021
      Attention:  Client Administration
      Facsimile No.:  (781) 575-2549

cc:   Shaman Pharmaceuticals, Inc.
      213 East Grand Avenue
      South San Francisco, California  94080
      Attention:  Chief Financial Officer
      Facsimile No.: (650) 873-8367

                  (1) Pursuant to the terms of the Series D Convertible Preferred Stock (the "Preferred Stock"), of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), the undersigned (the "Holder") hereby elects to convert _______________ shares of the Preferred Stock, including accrued and unpaid dividends per share of $________ and Arrearage Interest per share of $________ into shares of Common Stock, $0.001 par value (the "Common Stock"), of the Corporation, at a Series D Conversion Price per share of Common Stock of $________ or such other securities into which the Preferred Stock is currently convertible. Capitalized terms used in this Notice and not otherwise defined herein have the respective meanings provided in the Amended and Restated Certificate of Incorporation.

                  (2) The number of shares of Common Stock issuable upon the conversion of the shares of Preferred Stock to which this Notice relates is
__________________________.

                  (3) Check (and complete, if applicable) one of the following:

                  /__/ (A) Set forth below or on a schedule which accompanies this Notice are the Trading Prices during the Measurement Period applicable to this Notice and an indication of the Trading Price used to determine the Series D Conversion Price set forth above.

                                       Date                                                 Trading Price

                  1.       __________________________                                    $____________________

                  2.       __________________________                                    $____________________

                  3.       __________________________                                    $____________________

                  4.       __________________________                                    $____________________

                  5.       __________________________                                    $____________________

                  6.       __________________________                                    $____________________

                  7.       __________________________                                    $____________________

                  8.       __________________________                                    $____________________

                  9.       __________________________                                    $____________________

                  10.      __________________________                                    $____________________

                  11.      __________________________                                    $____________________

                  12.      __________________________                                    $____________________

                  /__/ (B) The conversion to which this Notice relates is based on the fixed Series D Conversion Price specified in clause (a) of the definition of such term in the Amended and Restated Certificate of Incorporation.

                  (4) Please issue certificates for the number of shares of Common Stock or other securities into which such number of shares of Preferred Stock is convertible in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:


---------------------------------           -----------------------------------
              Name                                         Name

---------------------------------           -----------------------------------
            Address                                       Address

---------------------------------           -----------------------------------
      SS or Tax ID Number                           SS or Tax ID Number

                  (5) The undersigned hereby represents to the Corporation that the exercise of conversion rights contained in this Notice does not violate the provisions of SECTION 8(b) of this Amended and Restated Certificate of Incorporation relating to beneficial ownership in excess of 4.9% of the Common Stock.

                  (6) If the shares of Common Stock issuable upon conversion of the Preferred Stock have not been registered for resale under the 1933 Act, as amended (the "1933 Act") and are not being offered or sold pursuant to Rule 144 under the 1933 Act (or any successor or replacement rule or provision), the Holder represents and warrants that (i) the shares of Common Stock not so registered are being acquired for the account of the Holder for investment, and not with a view to, or for resale in connection with, the public distribution thereof other than pursuant to registration under the 1933 Act or an exemption from registration under the 1933 Act, and that the Holder has no present intention of distributing or reselling the shares of Common Stock not so registered other than pursuant to registration under the 1933 Act or an exemption from registration under the 1933 Act and (ii) the Holder is an "accredited investor" as defined in Regulation D under the 1933 Act. The Holder further agrees that (A) the shares of Common Stock not so registered shall not be sold or transferred unless (i) they first shall have been registered under the 1933 Act, (ii) the Corporation first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Corporation to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act or (iii) such shares are offered or sold pursuant to Rule 144 under the 1933 Act (or any successor or replacement rule or provision), and (B) until such shares are registered for resale under the 1933 Act, the Corporation may place a legend on the certificate(s) for the shares of Common Stock not so registered to that effect and place a stop-transfer restriction in its records relating to the shares of Common Stock not so registered, all in accordance with the Exchange Agreement by which the Holder is bound.

Date
    ------------------------------             -------------------------------
                                               Signature of Holder
                                               (Must be signed exactly as name
                                               appears on the Preferred
                                               Stock Certificate.)

                  b. Form of Redemption Notice.


                                REDEMPTION NOTICE
       (SECTION 7(a) OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION)

TO:      _____________________________
                (Name of Holder)

                  (1) Pursuant to the terms of the Series D Convertible Preferred Stock (the "Preferred Stock"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), hereby notifies the above-named holder (the "Holder") that the Corporation is exercising its right to redeem _____________ shares of Preferred Stock held by the Holder in accordance with
SECTION 7(a) of the Amended and Restated Certificate of Incorporation:

                  (2) The Redemption Date is December 30, 1998.

                  (3) The Redemption Price per share of Preferred Stock is $_________.

                  (4) Upon surrender to the Corporation of the certificate(s) for the shares of Preferred Stock to be redeemed (but in no event earlier than the Redemption Date), the Corporation will make payment of the applicable Redemption Price in accordance with the Amended and Restated Certificate of Incorporation.

                  (5) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Amended and Restated Certificate of Incorporation.


                                           SHAMAN PHARMACEUTICALS, INC.



                                           By _______________________________
                                                         Title:

                  c. Form of Corporation Notice.


                               CORPORATION NOTICE
     (SECTION 7(c)(i) OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION)


TO:      _____________________________
              (Name of Holder)

                  (1) An Optional Redemption Event described in the Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate of Incorporation") of Series D Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), occurred on _____________________, _______. As a result of such Optional Redemption Event, the above-named holder (the "Holder") is entitled to exercise its optional redemption rights pursuant to
SECTION 7(c)(ii) of the Amended and Restated Certificate of Incorporation.

                  (2) The Holder's optional redemption right must be exercised on or before ________________, ______.

                  (3) At or before the date set forth in the preceding paragraph
(2), the Holder must deliver to the Corporation:

                  (a) a Holder Notice, in the form set forth in SECTION 14(d) of the Amended and Restated Certificate of Incorporation; and

                  (b) the certificates for the shares of Preferred Stock to be redeemed, duly endorsed for transfer to the Corporation the shares to be redeemed.

                  (4) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Amended and Restated Certificate of Incorporation.


Date _________________________                 SHAMAN PHARMACEUTICALS, INC.



                                               By ______________________________
                                                  Title:

                  d. Form of Holder Notice.


                                  HOLDER NOTICE
     (SECTION 7(c)(ii) OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION)


TO:      SHAMAN PHARMACEUTICALS, INC.

                  (1) Pursuant to the terms of the Series D Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), the undersigned hereby elects to exercise its right to require redemption by the Corporation pursuant to SECTIONs 7(c)(ii)(a) and 7(c)(ii)(b) of the Amended and Restated Certificate of Incorporation of _______________ shares of Preferred Stock at an Optional Redemption Price per share in cash equal to the product obtained by multiplying (a) the sum of (i) $1,000 plus (ii) an amount equal to $___________ for the accrued but unpaid dividends on each share of Series D Preferred Stock to be redeemed and any Arrearage Interest on dividends thereon in arrears to the date of redemption times (b) 118%.

                  (2) The aggregate Optional Redemption Price of all shares of Preferred Stock to be redeemed from the undersigned is $___________.

                  (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Amended and Restated Certificate of Incorporation.


Date: _______________________            NAME OF HOLDER:




                                         By __________________________________
                                            Signature of Registered Holder
                                            (Must be signed exactly as name
                                            appears on the stock certificate.)

                  e. Form of Control Notice.


                                 CONTROL NOTICE
     (SECTION 7(c)(iv) OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION)

TO: _____________________________
           (Name of Holder)

                  (1) Pursuant to the terms of the Series D Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), hereby notifies the above-named holder (the "Holder") that in accordance with the Amended and Restated Certificate of Incorporation and by reason of events which are not solely within the control of the Corporation, on _____________(fill in date) an Optional Redemption Event subject to SECTION 7(c)(ii)(b)(iv) of the Amended and Restated Certificate of Incorporation occurred.

                  (2) Attached to this Notice is an Auditors' Determination with respect to the occurrence referred to in paragraph (1).

                  (3) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Amended and Restated Certificate of Incorporation.

Date: _________________________               SHAMAN PHARMACEUTICALS, INC.



                                              By ______________________________
                                                 Title:

                  f. Form of Adjustment Notice.


                                ADJUSTMENT NOTICE
     (SECTION 7(c)(iv) OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION)

VIA FACSIMILE

TO: ____________________________
         (Name of Holder)

                  (1) Pursuant to the terms of the Series D Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), Shaman Pharmaceuticals, Inc., a Delaware corporation (the "Corporation"), confirms to the above-named holder (the "Holder") of shares of Preferred Stock that on _______________ (fill in date) the Corporation gave the Holder and each other holder of shares of Preferred Stock a Control Notice in accordance with the Amended and Restated Certificate of Incorporation of the Preferred Stock (the "Amended and Restated Certificate of Incorporation"), and hereby notifies the Holder of the adjustments set forth below.

                  (2) Effective on _________(fill in date), the Series D Conversion Price of the Preferred Stock is ____% (fill in percentage) of the amount the Series D Conversion Price would otherwise be without regard to adjustments pursuant to SECTION 7(c)(ii)(b)(iv) of the Amended and Restated Certificate of Incorporation.

                  (3) Effective on _________(fill in date), cumulative dividends shall accrue on each outstanding share of Preferred Stock in the amount of $__________ per annum.

                  (4) The foregoing adjustments to the Series D Conversion Price and the cumulative annual dividend amount will continue in effect until a subsequent Adjustment Notice is given to the Holder.

                  (5) Capitalized terms used herein and not otherwise defined herein have the respective meanings provided in the Amended and Restated Certificate of Incorporation.


Date _________________________              SHAMAN PHARMACEUTICALS, INC.



                                            By ______________________________
                                               Title:

                  C. Common Stock.

                     1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                     2. Redemption. The Common is not redeemable.

                     3. Voting Rights. The holder of each share of Common shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with this Amended and Restated Certificate of Incorporation and the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                     4. Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein shall be vested in the Common.


                                    ARTICLE V

                  Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind from time to time any or all of the Bylaws of the corporation.


                                   ARTICLE VI

                  The number of directors of the corporation shall be fixed from time to time by a Bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

                  The Board of Directors shall be and is divided into two classes, Class I and Class II. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending on the second annual meeting following the annual meeting at which such director was elected. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors.

                  At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the Board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.

                  Notwithstanding the rule that the two classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the two classes shall be as nearly equal in number of directors as possible, be allocated to one of two classes, the Board shall allocate it to that of the available classes whose term of office is due to expire at the earliest date following such allocation.


                                   ARTICLE VII

                  Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.


                                  ARTICLE VIII

                  Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.


                                   ARTICLE IX

                  A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under SECTION 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize, with the approval of the corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article IX by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.


                                    ARTICLE X

                  The corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.


                  IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been signed by the President and the Secretary of the corporation this ____ day of February, 1999.



                                               SHAMAN PHARMACEUTICALS, INC.



                                               By _____________________________
                                                  Lisa A. Conte, President

                          SHAMAN PHARMACEUTICALS, INC.
                                      PROXY


                Special Meeting of Stockholders, February 1, 1999


         This Proxy is Solicited on Behalf of the Board of Directors of
                          Shaman Pharmaceuticals, Inc.





         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held February 1, 1999 and the Proxy Statement and appoints Lisa A. Conte and G. Kirk Raab, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock or Preferred Stock of Shaman Pharmaceuticals, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company to be held at The Embassy Suites, 250 Gateway Boulevard, South San Francisco, California, 94080 on Monday, February 1, 1999 at 9:00 A.M. Pacific Time (the "Special Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

         1. To approve an amendment and restatement to the Company's Amended and Restated Certificate of Incorporation to (a) increase the number of authorized shares of the Company's Common Stock thereunder from 40,000,000 shares to 70,000,000 shares and (b) increase the number of authorized shares of the Company's Preferred Stock by 1,000,000 shares, from 1,000,000 shares to 2,000,000 shares.

         2.       FOR    AGAINST    ABSTAIN   To approve an amendment to the
                  Company's 1992 Stock Option Plan (the "Plan") to increase the maximum number of shares of the Company's Common Stock authorized for issuance under the Plan by an additional 2,000,000 shares and change the limitation on the maximum number of shares for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Plan from 750,000 shares over the term of the Plan to 2,500,000 shares per calendar year.

         3.       FOR    AGAINST    ABSTAIN   To approve the option grant for
                  1,500,000 shares of the Company's Common Stock made under the Plan to Lisa A. Conte, the Company's President and Chief Executive Officer, on September 18, 1998 with an exercise price of $1.281 per share.

         4. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.


         The Board of Directors recommends a vote IN FAVOR OF above proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the above proposals.



         Please print the name(s) appearing on each share certificate(s) over which you have voting authority:________________________________________________
                                         (Print name(s) on certificate)


Please sign your name:____________________________  Date:_______________________
                       (Authorized Signature(s))

                      [SHAMAN PHARMACEUTICALS LETTERHEAD]


TO OUR STOCKHOLDERS:

Normally, I would be writing to update you as part of our regular Annual Stockholders' Meeting Schedule. This year, however, has been rather event filled, and I am writing to update you on Shaman Pharmaceuticals in connection with a Special Meeting of Stockholders. Our regular Annual Meeting will proceed later on in 1999 as regularly scheduled.

I would like to start off the year 1999 with a commercial resolution, namely the planned registration of Provir as a treatment of diarrhea in people with AIDS. Our activities throughout 1998 were focused on this near-term event, and those of 1999 will be even more intensely channeled towards this objective, as we move forward in filing our first NDA for this fast-tracked indication of Provir, looking to the FDA for an approval of this first indication, and as we prepare the Company for direct participation in the commercial introduction of Provir to the AIDS Community.

1998; THE YEAR IN REVIEW

The highlights of the past year's activities were undoubtedly the positive clinical trial results achieved with Provir, in multiple indications, and the capital raised to support the final development and commercialization of this product.

CLINICAL TRIAL RESULTS
In December, 1998, Shaman released positive Phase III results of Provir for the treatment of diarrhea in people with AIDS. Shaman has worked closely, productively, and expediently with the FDA over the past year to first, study this devastating syndrome in the AIDS population, which was the request of the FDA; and secondly, to design and execute a single pivotal trial to reproduce our Phase II results in this syndrome and serve as the basis of an NDA filing in the first half of 1999.

Diarrhea in people with AIDS is a complicated disease of multiple and, for the most-part, unknown etiologies. We are quite pleased with the strength of our results in such a heterogeneous population. We are particularly heartened by the fact that Provir seemed to have an even more pronounced effect in the sicker patients in the trial-- individuals who were putting out over 1000 grams of stool a day at the start of the trial. One can only fathom the dramatic impact on the lifestyle of such patients, and the truly unmet medical need of this syndrome.

Our goal is to continue to work respectfully with the FDA in the presentation of these results and to achieve the agency's endorsement of these results as they become incorporated into our NDA filing package over the next few months. Equally important to this dialogue is the continued safety profile of Provir, which has now been administered for periods of up to one month. We've already initiated treatment of patients from this trial in an open label extension study, to provide continued relief to the participants in

                                                               December 31, 1998
                                                                          Page 2


the trial and create an even longer term safety database to support our full NDA package.

We also released highly significant results in a Phase II study of acute watery diarrhea in travelers in 1998-- a relatively homogenous population and well-honed trial design utilized in most of the major studies of travelers' diarrhea over the past 20 years by the principle investigator, Dr. Hebert DuPont, the leading expert in the study of traveler's diarrhea. These data, in combination with a second successful study of the treatment of acute watery diarrhea in Venezuelan nationals in Venezuela, support the broad-acting mechanism of action of Provir.

CAPITAL RAISED
I recently had the opportunity to review the original business plan written for Shaman Pharmaceuticals-- which set expectations of approximately $150-$250 million and 10 years to bring a first product to market-- a seemingly overwhelming task, yet the realities of the emerging pharmaceutical company existence and of an industry which has generated some of the most important and fascinating medical breakthroughs in the world. With over $150 million raised from equity financings and corporate partnerships, and a ten year anniversary upcoming in 1999, Shaman is finally poised to realize these expectations.

Shaman raised approximately $21 million in two different innovative financings in 1998. Each financing was designed by Shaman to uniquely address our fund-raising needs and to highlight the commercial potential of near-term Provir sales in the US market.

Our royalty-based Series C Convertible Preferred Stock provides a royalty on the sales of Provir in the US as an important component of the return for this financial instrument. Conversion of the outstanding preferred cannot occur before August 18, 1999.

Our recent equity offering tied to the creation of the Shaman HIV Investment Trust again highlights our direct involvement with the prospective sales of Provir and rapport with and commitment to the AIDS Community, as well as our desire to access an investor base with a long-term investment outlook.

Also, in 1998, Shaman successfully exchanged previously issued convertible debt on its balance sheet for equity, an activity critical to maintaining our NASDAQ listing status and influential in limiting the shorting incentive in our stock.

DIVERSIFICATION
With the necessary attention to the near-term commercial opportunity and value driver at Shaman, I would like to take the opportunity to remind our stockholders that Shaman is not a one indication company, one product company, nor one marketplace company. We do have three distinct products in the clinic targeting five different indications, including the first product to emerge from our prolific diabetes research program. Moreover, the recent establishment of Shaman Botanicals, Inc. will allow us to access the value of our ethnobotanical archives which are not suitable for NDA development.

                                                               December 31, 1998
                                                                          Page 3



This being said, there is no doubt in the mind and action of Shaman employees which activities get the first "call" on Shaman's resources over the next year-- those that support the near-term commercialization of Provir.

1999, THE YEAR TO COME

TARGETING THE COMMERCIAL INTRODUCTION OF PROVIR
We at Shaman have calculated the potential value to Shaman in maintaining direct participation in the commercialization of Provir to the AIDS market in the US -- and have sought and raised funds in accordance with that expected value generation to our stockholders. The key to achieving this value is the relatively streamlined selling effort that can occur to a well-educated and highly motivated patient population.

Commercialization of Provir for a more broad array of indications this supportive care product addresses, and its international introduction, will ultimately occur with the assistance of corporate partnerships. The value sought by Shaman and motivating strategy driving such partnership discussions has evolved throughout 1998 as additional market and clinical data were generated, culminating in the Phase III trial results. With the experience and base of multiple partner discussions, Shaman is well-poised to pursue corporate alliances in 1999.

PROXY
The votes in this year's proxy provide Shaman with two major attributes-- the ability to exercise flexibility in the structure of corporate alliances, and the ability to retain and attract key personnel.

Shaman needs access to additional shares in order to be responsive to the "balance sheet sensitivity" of large corporate partners in structuring licenses for a product with the near-term revenue opportunity and development risk-reduction profile of Provir. Deal structures incorporating future priced equity are common in the biotech-big pharma alliance world, and such flexibility can enhance the total resources brought to Shaman in pursuing such alliances.

Shaman also needs to increase its employee option pool. Shaman has put together one of the most impressive research and development teams in the industry-- Dr. Gerald Reaven, Senior Vice President of Research, Dr. James Pennington, Senior Vice President of Clinical Research and Chief Medical Officer, and Dr. Steven King, Senior Vice President of Ethnobotany and Conservation are internationally recognized and sought-after distinguished leaders in their respective fields. Dr. John Chow, Vice President of Technical Operations, Laurie Peltier, Vice President of Project Coordination, Dr. Carol Zoltowski, Senior Director of Regulatory Affairs, Dr. Steve Porter, Senior Director of Medical Affairs, Dr. Steve Chang, Director of Biostatistics, Dr. Richard Hector, Senior Director of Biological Sciences, Dr. Tom Carlson, Senior Director of Biomedical Field Research, and Loretta Su, Controller are but a few of the Shaman "heroes" who brought us through 1998 with quality, integrity, and success. And J.D. Haldeman, Vice President of Commercial Development, the first member and

                                                               December 31, 1998
                                                                          Page 4


leader of our commercial team, represents the vigor and experience we'll be seeking to add to the team as we prepare to launch our first product.

Moreover, Shaman added two members to its board of directors in 1998-- Mr. Adrian Bellamy, former Chairman and CEO of DFS Group Limited and Mr. Jeff Berg, Chairman and CEO of International Creative Management, Inc. Under the chairmanship of Mr. Kirk Raab, former President and CEO of Genentech, and continued participation of Mr. Herbert McDade, former President of Revlon Healthcare, and Mr. Dave Titus of Windward Ventures the evolving profile of the board is clearly reflecting Shaman's movement towards commercialization.

Let me conclude by saying that 1998 was a year of exhaustion-- physically, to achieve the 1998 milestones with as efficient a staff as possible; and mentally, as the capital markets continually fail to show recognition for such achievements. The Shaman team is highly focused on the objective value recognition that can be attained making product revenues, and ultimately profitability, near-term realities. The team is also highly motivated to take on the objectives and goals of 1999 with vigor and enthusiasm. As our recent T-shirts display, "The greatest gift in life..." is to bring a product from a tree growing in the rain forest, through our discovery and development philosophy, to market. This gift has been enhanced with such an important initial indication for Provir, and the opportunity it provides for Shaman to continue its programs of recognition and respect for all the communities with which it works-- from the rain forests of tropical regions in the world, to the international AIDS Community.

To you, our stockholders, I thank you for your support, patience, and vision. To lead this team and this product to market in 1999 is a gift to me and my clear responsibility to you.


/s/ LISA A. CONTE

Lisa A. Conte
President and Chief Executive Officer
December 31, 1998